                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14a
                                 (RULE 14A -101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                IMAX CORPORATION
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

(1) Title of each class of securities to which transaction applies:

    ____________________________________________________________________________

(2) Aggregate number of securities to which transactions applies:

    ____________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
             (set forth the amount on which the filing fee is calculated and state how it was determined):

    ____________________________________________________________________________

(4) Proposed maximum aggregate value of transaction.

    ____________________________________________________________________________

(5) Total fee paid:

    ____________________________________________________________________________

    [  ] Fee paid previously with preliminary materials.

         _______________________________________________________________________

    [  ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

    ____________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

    ____________________________________________________________________________

(3) Filing Party:

    ____________________________________________________________________________

(4) Date Filed:

    ____________________________________________________________________________

[IMAX(R) LOGO]
IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada, L5K 1B1


              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of shareholders of IMAX CORPORATION (the "Company") will be held at IMAX Corporation's Corporate Headquarters and Technology Centre, 2525 Speakman Drive, Mississauga, Ontario, Canada, on Thursday, June 3, 2004 at 10:30 a.m. (the "Meeting"), for the purposes of:

         (1) receiving the consolidated financial statements for the fiscal year ended December 31, 2003, together with the auditors' report thereon;

         (2)      electing directors;

         (3) appointing auditors and authorizing the directors to fix the auditors' remuneration;

         (4) approving, by special resolution, proposed amendments to the Articles of Amalgamation of the Company;

         (5) approving, by ordinary resolution, proposed amendments to By-Law No. 1 of the Company; and

         (6) transacting such other business as may properly be brought before the Meeting or any adjournments thereof.



                                             By Order of the Board,

                                             "G. Mary Ruby"

                                             G. MARY RUBY
                                             Senior Vice President Legal Affairs
                                             and Corporate Secretary

Mississauga, Ontario
April 29, 2004

SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT AT THE MEETING ARE REQUESTED TO COMPLETE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. PROXIES MUST BE DEPOSITED WITH COMPUTERSHARE TRUST COMPANY OF CANADA, C/O STOCK AND BOND TRANSFER DEPT., 100 UNIVERSITY AVENUE, TORONTO, ONTARIO, CANADA, M5J 2Y1 OR AT THE CORPORATE HEADQUARTERS OF THE COMPANY NOTED ABOVE ON OR BEFORE 4:30 P.M. (EASTERN DAYLIGHT SAVING TIME) ON JUNE 2, 2004.

                                 [IMAX(R) LOGO]


                                 PROXY CIRCULAR

                                      AND

                                PROXY STATEMENT

                                 April 29, 2004

                                IMAX CORPORATION

           2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
                      tel: 905-403-6500 fax: 905-403-6540
                                  www.imax.com

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................................      1
SOLICITATION OF PROXIES BY MANAGEMENT..........................................................      1
INFORMATION ON VOTING..........................................................................      1
     Record Date for Notice of Annual and Special Meeting and Provisions Relating to Voting....      1
     Appointment and Delivery of Proxies.......................................................      1
     Revocability of Proxies...................................................................      2
     Voting By Proxy...........................................................................      2
     Exercise of Discretion by Proxies.........................................................      2
VOTING SHARES..................................................................................      2
PRINCIPAL SHAREHOLDERS OF VOTING SHARES........................................................      3
FINANCIAL STATEMENTS AND AUDITORS' REPORT......................................................      3
SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2005 ANNUAL MEETING....................................      3
ELECTION OF DIRECTORS..........................................................................      4
NOMINEES FOR ELECTION..........................................................................      4
     Directors who Continue in Office after the Meeting........................................      5
EXECUTIVE OFFICERS.............................................................................      6
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT.................................................      7
     Section 16(a) Beneficial Ownership Reporting Compliance...................................      8
EXECUTIVE COMPENSATION.........................................................................      9
     Summary Compensation Table................................................................      9
     Options Granted...........................................................................     10
     Aggregated Option Exercises and Year-End Option Values....................................     11
     Pension Plans.............................................................................     11
     Employment Contracts......................................................................     11
     Equity Compensation Plans.................................................................     13
BUSINESS CONDUCT AND CORPORATE ETHICS POLICY...................................................     14
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION....................................     14
REPORT ON EXECUTIVE COMPENSATION...............................................................     14
     Composition of Compensation Committee.....................................................     14
     Base Salary...............................................................................     14
     Annual Incentive Compensation.............................................................     14
     Stock Options.............................................................................     14
     Compensation of Co-Chief Executive Officers...............................................     15
     Performance Graph.........................................................................     15
DIRECTORS' AND OFFICERS' LIABILITY INSURANCE...................................................     16
DIRECTORS' COMPENSATION........................................................................     16
CORPORATE GOVERNANCE...........................................................................     16
     Committees of the Board...................................................................     16
     Audit Committee...........................................................................     16
     Compensation Committee....................................................................     17
     Governance Committee......................................................................     17
     Option Committee..........................................................................     17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.................................................     17
     Shareholders' Agreements..................................................................     17
     Registration Rights Agreements............................................................     17
AUDITOR INDEPENDENCE...........................................................................     18
     Audit Fees................................................................................     18
     Audit-Related Fees........................................................................     18
     Tax Fees..................................................................................     18
     All Other Fees............................................................................     18
     Audit Committee's Pre-Approval Policies and Procedures....................................     18
REPORT OF THE AUDIT COMMITTEE..................................................................     18
APPOINTMENT OF AUDITORS........................................................................     19
AMENDMENTS TO ARTICLES OF AMALGAMATION AND BY-LAW NO. 1........................................     19
AVAILABLE INFORMATION..........................................................................     19
APPROVAL BY BOARD OF DIRECTORS.................................................................     19
APPENDIX "A"...................................................................................  A - 1
APPENDIX "B"...................................................................................  B - 1
APPENDIX "C"...................................................................................  C - 1

[IMAX(R) LOGO]
IMAX Corporation
2525 Speakman Drive
Mississauga, Ontario, Canada, L5K 1B1


                               GENERAL INFORMATION

         The Annual and Special Meeting (the "Meeting") of shareholders of IMAX Corporation (the "Company") will be held at IMAX Corporation's Corporate Headquarters and Technology Centre, 2525 Speakman Drive, Mississauga, Ontario, Canada, on Thursday, June 3, 2004 at 10:30 a.m., for the purposes of: (i) receiving the consolidated financial statements for the fiscal year ended December 31, 2003, together with the auditors' report thereon; (ii) electing directors; (iii) appointing auditors and authorizing the directors to fix the auditors' remuneration; (iv) approving proposed amendments to the Articles of Amalgamation of the Company; (v) approving proposed amendments to By-Law No. 1 of the Company; and (vi) transacting such other business as may properly be brought before the Meeting or any adjournments thereof.

         The Notice of Annual and Special Meeting, this document and the Proxy will be mailed commencing on or about April 29, 2004 to registered holders of the Company's Common Shares as of the close of business on April 23, 2004, the record date for the Annual and Special Meeting.

                      SOLICITATION OF PROXIES BY MANAGEMENT

         THIS PROXY CIRCULAR AND PROXY STATEMENT (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF THE COMPANY OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON THURSDAY, JUNE 3, 2004 AT THE COMPANY'S CORPORATE HEADQUARTERS AND TECHNOLOGY CENTRE, 2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, L5K 1B1 AT 10:30 A.M., AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING. While management intends to solicit most proxies by mail, some proxies may be solicited by telephone or other personal contact by directors or officers of the Company. Directors and employees will not receive any additional compensation for such activity. The Company will, upon request, pay brokers and certain other persons who hold the Company's Common Shares for others, their reasonable expenses for sending proxy materials to the beneficial owners of the Company's Common Shares. The cost of solicitation will be borne by the Company.

                              INFORMATION ON VOTING

RECORD DATE FOR NOTICE OF ANNUAL AND SPECIAL MEETING AND PROVISIONS RELATING TO VOTING

         The Board of Directors has fixed April 23, 2004 as the record date for the Meeting. Accordingly, each holder of Common Shares of record on that date is entitled to one vote for each Common Share shown as registered in the shareholder's name on the list of shareholders prepared as of April 23, 2004.

APPOINTMENT AND DELIVERY OF PROXIES

         The persons named in the accompanying Proxy are directors and officers of the Company. A shareholder has the right to appoint a person, who need not be a shareholder of the Company, other than the persons designated as proxyholders in the accompanying Proxy, to attend and act on behalf of the shareholder at the Meeting. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying Proxy, or complete another appropriate form of proxy.

         To be valid, a Proxy must be dated and signed by the shareholder or his attorney authorized in writing. The Proxy, to be acted upon, must be deposited with the Company c/o its transfer agent, Computershare Trust Company of Canada, c/o Stock & Bond Transfer Dept., 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1, by 4:30 p.m., Eastern Daylight Saving Time, on Wednesday, June 2, 2004 or 4:30 p.m. on the last business day prior to the date of any adjournment of the Meeting, or with the chairman of the Meeting on the day of the Meeting or any adjournment of the Meeting prior to the commencement of the Meeting or the adjournment, as the case may be.

 Unless otherwise indicated, all references in this document to dollar amounts are to U.S. dollars. All information contained in this document is as of
                 April 29th, 2004, unless otherwise indicated.

REVOCABILITY OF PROXIES

         A shareholder who has given a Proxy may revoke it by depositing an instrument in writing (including another proxy) executed by the shareholder or his attorney authorized in writing at the registered office of the Company at any time up to and including 4:30 p.m., Toronto time, on the last business day prior to the day of the Meeting or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting or at any adjournment thereof at any time before it is exercised on any particular matter or in any other manner permitted by law including attending the Meeting in person.

VOTING BY PROXY

         For the purpose of voting by Proxy, proxies marked as "WITHHOLD" will be treated as present for the purpose of determining a quorum but will not be counted as having been voted in respect of any matter to which the instruction to "WITHHOLD" is indicated.

         On any ballot that may be called for regarding the matters listed in the Notice of Annual and Special Meeting and in the Proxy, the Common Shares represented by the accompanying Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon by marking an "X" in the boxes provided for the purpose on the Proxy. IN THE ABSENCE OF SUCH INSTRUCTIONS THE COMMON SHARES WILL BE VOTED FOR: (I) THE ELECTION OF DIRECTORS; (II) THE APPOINTMENT OF AUDITORS AND AUTHORIZING THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION; (III) THE PROPOSED AMENDMENTS TO THE ARTICLES OF AMALGAMATION OF THE COMPANY; AND (IV) THE PROPOSED AMENDMENTS TO BY-LAW NO. 1 OF THE COMPANY, IN EACH CASE, AS REFERRED TO IN THIS CIRCULAR.

         Proxies returned by intermediaries as "non-votes" because the intermediary has not received instructions from the non-registered shareholder with respect to the voting of certain shares or, under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by broker "non-votes" will, however, be counted in determining whether there is a quorum.

EXERCISE OF DISCRETION BY PROXIES

         The person appointed as proxyholder has discretionary authority and may vote the Common Shares represented thereby as such person considers best with respect to amendments or variations to matters identified in the Notice of Annual and Special Meeting, and with respect to any other matter which may properly come before the Meeting. As of the date of this Circular, management of the Company is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote on such other business in accordance with their judgement.

                                  VOTING SHARES

         On April 23, 2004, the Company had 39,304,991 Common Shares issued and outstanding, each carrying the right to one vote at all meetings of the shareholders of the Company.

         A quorum for the transaction of business at the Meeting shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder for such a shareholder and together holding or representing by Proxy not less than 33-1/3% of the outstanding Common Shares of the Company entitled to be voted at the Meeting.

                     PRINCIPAL SHAREHOLDERS OF VOTING SHARES

         The Company is not aware of any persons who as of April 23, 2004, beneficially owned or exercised control or direction over more than 5% of the Company's Common Shares except:

                                                         AMOUNT AND NATURE OF
NAME AND ADDRESS OF                                      BENEFICIAL OWNERSHIP OF    PERCENT OF OUTSTANDING
BENEFICIAL OWNER OF COMMON SHARES                           COMMON SHARES (1)          COMMON SHARES (2)
-----------------------------------------------------------------------------------------------------------
JOHN HANCOCK FINANCIAL SERVICES, INC.                          2,055,950 (3)                 5.2%
    John Hancock Life Insurance Company
    John Hancock Subsidiaries, LLC
    The Berkeley Financial Group, LLC
    John Hancock Advisers, LLC

RICHARD L. GELFOND                                             2,512,900 (4)                 6.2%
    Suite 2100, 110 East 59th Street, New York, New York

BRADLEY J. WECHSLER                                            2,397,800 (5)                 6.0%
    Suite 2100, 110 East 59th Street, New York, New York

         Statements as to securities beneficially owned by the above-mentioned beneficial owners, or as to securities, over which they exercise control or direction, are based upon information obtained from such beneficial owners and from records available to the Company.

(1) Includes number of Common Shares owned at April 23, 2004 and Common Shares as to which each individual had at April 23, 2004 the right to acquire beneficial ownership through the exercise of vested options plus options that vest within 60 days of that date.

(2) Based on dividing the number of Common Shares beneficially owned by such person by 39,304,991 Common Shares outstanding as of April 23, 2004 adjusted for shares issuable through the exercise of vested options, held by such person, plus options, held by such person, that vest within 60 days of that date.

(3) Based on information contained in a Schedule 13G dated February 4, 2004 filed by John Hancock Financial Services, Inc., John Hancock Place, P.O. Box 11, Boston, MA 02117.

(4) Included in the amount shown are 990,000 Common Shares as to which Mr. Gelfond had the right to acquire beneficial ownership through the exercise of options.

(5) Included in the amount shown are 990,000 Common Shares as to which Mr. Wechsler had the right to acquire beneficial ownership through the exercise of options.

                    FINANCIAL STATEMENTS AND AUDITORS' REPORT

         The Board of Directors will submit to the shareholders at the Meeting the consolidated financial statements for the fiscal year ended December 31, 2003, and the Auditors' Report thereon. A copy of these financial statements and the Auditors' Report is included in the Annual Report to Shareholders, which is being mailed to the Company's shareholders together with this Circular.

           SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2005 ANNUAL MEETING

         If a shareholder wishes to propose any matter for a vote by the Company's shareholders at its 2005 annual meeting, he/she must send his/her proposal to the Company's corporate office at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary. The Company may omit the proposal from next year's proxy circular and proxy statement under applicable U.S. securities laws if it is not received by the Company's Corporate Secretary at the address noted above by December 31, 2004 and may omit the proposal from next year's proxy circular and proxy statement under applicable Canadian corporate law if it is not received by the Company's Corporate Secretary at the address noted above by January 30, 2005.

                              ELECTION OF DIRECTORS

         The Company's articles permit the Company to have between one and 15 directors, with the actual number determined by the Board of Directors. The number of directors presently in office is eight.

         At the Meeting, shareholders will be asked to approve the election of directors, by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favour of the resolution for the election of nominees. IN THE ABSENCE OF ANY INSTRUCTION ON THE ACCOMPANYING PROXY, IT IS THE INTENTION OF THE PERSONS NAMED BY MANAGEMENT IN THE PROXY TO VOTE THE COMMON SHARES REPRESENTED BY THE PROXY IN FAVOUR OF THE RESOLUTION.

         The Board of Directors is divided into three classes, each of which serves for a three year term. The Board of Directors is currently composed of Neil S. Braun, Kenneth G. Copland, Michael Fuchs, Richard L. Gelfond, Garth M. Girvan, David W. Leebron, Marc A. Utay and Bradley J. Wechsler. At the Meeting the term of Class III directors expires. The term of Class II directors expires in 2005. The term of Class I directors expires in 2006.

         During the fiscal year ended December 31, 2003, the Board of Directors held 7 meetings. The Audit Committee held 7 meetings and the Compensation Committee held 1 meeting. During the fiscal year ended December 31, 2003, no director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the board on which he served. While the Company encourages each director to attend each annual meeting of shareholders, it has no formal policy concerning such attendance. All directors attended last year's annual meeting of shareholders. In addition, although the Company does not have a formal policy regarding shareholders communicating with the Board of Directors, shareholders may do so in writing to IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Board of Directors.

                              NOMINEES FOR ELECTION

         As a result of certain events including the reduction of the size of the Board and the resignation of a director, the number of directors in each Class of Directors was no longer equal. Mr. Copland has resigned as a Class II director, effective at the Meeting, and will stand for re-election as a Class III director. Therefore, three directors are to be elected at the Meeting in Class III. The individuals noted below are to be nominated for election to the Board of Directors of the Company.

         The following table lists certain information concerning the persons to be nominated for election to the Board of Directors of the Company and the directors whose terms continue after the Meeting.

                                                                                                              CURRENT POSITION
NOMINEES FOR ELECTION AS CLASS III DIRECTORS FOR THE TERM EXPIRING IN 2007                                    WITH THE COMPANY
--------------------------------------------------------------------------------------------------------------------------------
Richard L. Gelfond, 48, New York, New York.                                                                Director, Co-Chairman
Mr. Gelfond has been Co-Chairman of the Company since June 1999 and Co-Chief Executive Officer              & Co-Chief Executive
since May 1996. From March 1994 to June 1999, Mr. Gelfond served as Vice Chairman of the Company. Mr.              Officer
Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., affiliated with Stony Brook University, and is on the Board of Directors for Brookhaven Science Associates, the
Management Company of Brookhaven National Laboratories. He is also Vice Chairman of the Executive
Committee at the New York Historical Society. Mr. Gelfond is the Chairman of the Columbia Shuttle
Memorial Trust Steering Committee, which was established in cooperation with NASA to support the families of the seven crew members of the STS-107 mission of the Space Shuttle Columbia, which came to a tragic end on February 1, 2003.

Bradley J. Wechsler, 52, New York, New York.                                                               Director, Co-Chairman
Mr. Wechsler has been Co-Chief Executive Officer of the Company with Mr. Gelfond since May 1996.            & Co-Chief Executive
From March 1994 to June 1999, Mr. Wechsler served as Chairman of the Company and has served as                    Officer
Co-Chairman with Mr. Gelfond since June 1999. Mr. Wechsler serves on the boards of NYU Hospital, where he is a Vice Chairman and member of the Executive Committee, the Kernochan Center for Law, Media and
the Arts, the American Museum of the Moving Image and the Ethical Culture Fieldston School.

* Kenneth G. Copland, 65, Toronto, Ontario.                                                                       Director
Mr. Copland, a director of the Company since June 1999, is the Chairman of KGC Ltd. Mr. Copland was the Vice-Chairman of BMO Nesbitt Burns Inc. from 1994 to May 2001. He is Chairman of Humber College
Foundation and HC Educational Ventures Limited. Mr. Copland is a director of the Investment Dealers
Association of Canada. Mr. Copland is a Canadian citizen.

DIRECTORS WHO CONTINUE IN OFFICE AFTER THE MEETING                                                       EXPIRY OF TERM OF OFFICE
---------------------------------------------------------------------------------------------------------------------------------
Neil S. Braun, 50, New York, New York.                                                                              2006
Mr. Braun, a director of the Company since June 2003 and has been the President of Vanguard Animation
Studio since 2001. He was the President of Vast Video Inc. prior to this and was President of iCast
Corporation a wholly-owned subsidiary of CMGI, Inc. during 1999. From 1994 to 1998, Mr. Braun was
President of NBC Television Network. Mr. Braun also sits on the Share our Strength and Westhampton
Beach Performing Arts Center boards of directors and is a member of the University of Pennsylvania
School of Arts and Sciences Board of Overseers, all non-profit organizations.

= (dagger) Michael Fuchs, 56, New York, New York.                                                                   2006
Mr. Fuchs, a director of the Company since October 2002; previously he was a director of the Company from May 1996 to June 1999. Mr. Fuchs is the Chairman and director of Autobytel.com and the Chairman of Bryant Park Restoration Corporation. Mr. Fuchs held the position of Chairman and Chief Executive
Officer of Home Box Office from October 1984 until November 1995. In May 1995, he also became chairman of Warner Music Group. Mr. Fuchs is also on the Board of Trustees of the Simon Wiesenthal Center and
a member of the board of the Alzheimer Association.

* (dagger) = + Garth M. Girvan, 54, Toronto, Ontario.                                                               2005
Mr. Girvan, a director of the Company since March 1994, is a partner of McCarthy
Tetrault, Canadian counsel to the Company. Mr. Girvan is a director of Corby
Distilleries Limited. Mr. Girvan has served as Chairman of the Audit Committee and Chairman of the Compensation Committee of the Company and is a Canadian citizen.

= David Leebron, 49, New York, New York.                                                                            2005
Mr. Leebron, a director of the Company since September 2003, has been the Dean and Lucy G. Moses
Professor of Law at Columbia University School of Law since 1996, and Professor of Law since 1989.
Effective July 1, 2004, Mr. Leebron will become President of Rice University. Mr. Leebron is a member of the American Bar Association and is on the Board of Directors of the American Law Dean's
Association. Mr. Leebron serves as Chairman of the Governance Committee of the Company.

* = + Marc A. Utay, 43, New York, New York.                                                                         2005
Marc A. Utay, a director of the Company since May 1996, has been a Managing Member of Clarion Capital
Partners, a private equity investment firm since November 1999. Prior to joining Clarion, Mr. Utay was a Managing Director of Wasserstein Perella & Co. Inc. and a member of Wasserstein Perella's Policy
Committee. Mr. Utay was co-head of Wasserstein Perella's Leveraged Finance, Retailing and Media,
Telecommunication and Entertainment groups. Until December 2002, Mr. Utay was also a Senior Advisor to
Dresdner Kleinwort Wasserstein. Prior to his joining Wasserstein Perella, Mr. Utay was Managing
Director at Bankers Trust Company where he specialized in leveraged finance and mergers and acquisitions. Mr. Utay is a director of P & F Industries, Inc. Mr. Utay serves as Chairman of the
Option Committee of the Company.


*        Member, Audit Committee of the Company

(dagger) Member, Compensation Committee of the Company

=        Member, Governance Committee of the Company

+        Member, Option Committee of the Company

         The Board of Directors recommends that you vote in favour of the election of the nominees whose names are set forth above.

         THE PERSONS NAMED IN THE ACCOMPANYING PROXY INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES WHOSE NAMES ARE SET FORTH ABOVE. IF ANY OF THE ABOVE NOMINEES IS FOR ANY REASON UNABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT SUCH SHAREHOLDER'S SHARES ARE TO BE WITHHELD FROM VOTING ON THE ELECTION OF DIRECTORS.

         Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director. Each director elected will hold office until the expiry of the term for which he has been elected or until his successor is elected or appointed, unless his office is earlier vacated.

         Shareholders who wish to have the Board of Directors consider the nomination of any person for director at the 2005 meeting of shareholders should communicate with the Company's Corporate Secretary at the Company's corporate office.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the executive officers of the Company.

Name                               Age     Position
----                               ---     --------
Richard L. Gelfond..............   48      Co-Chairman, Co-Chief Executive Officer and Director
Bradley J. Wechsler.............   52      Co-Chairman, Co-Chief Executive Officer and Director
Greg Foster.....................   41      President, Filmed Entertainment
Francis T. Joyce................   51      Chief Financial Officer
Robert D. Lister................   35      Executive Vice President, Business & Legal Affairs and General Counsel
Brian Bonnick...................   47      Senior Vice President, Technology
David B. Keighley...............   56      Senior Vice President & President, David Keighley Productions 70MM Inc.
Larry O'Reilly..................   41      Senior Vice President, Theatre Development & Film Distribution
G. Mary Ruby....................   46      Deputy General Counsel, Senior Vice President, Legal Affairs
                                              and Corporate Secretary
Mary C. Sullivan................   40      Senior Vice President, Human Resources & Administration
Mark Welton.....................   40      Senior Vice President, Theatre Operations
Kathryn A. Gamble...............   36      Vice President, Finance and Controller
Edward MacNeil..................   39      Vice President, Finance, Special Projects

         RICHARD L. GELFOND has been Co-Chairman of the Company since June 1999 and Co-Chief Executive Officer since May 1996. From March 1994 to June 1999, Mr. Gelfond served as Vice Chairman of the Company. Mr. Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., affiliated with Stony Brook University, and is on the Board of Directors for Brookhaven Science Associates, the Management Company of Brookhaven National Laboratories. He is also Vice Chairman of the Executive Committee at the New York Historical Society. Mr. Gelfond is the Chairman of the Columbia Shuttle Memorial Trust Steering Committee, which was established in cooperation with NASA to support the families of the seven crew members of the STS-107 mission of the Space Shuttle Columbia, which came to a tragic end on February 1, 2003.

         BRADLEY J. WECHSLER has been Co-Chief Executive Officer of the Company with Mr. Gelfond since May 1996. From March 1994 to June 1999, Mr. Wechsler served as Chairman of the Company and has served as Co-Chairman with Mr. Gelfond since June 1999. Mr. Wechsler serves on the boards of NYU Hospital, where he is a Vice Chairman and member of the Executive Committee, the Kernochan Center for Law, Media and the Arts, the American Museum of the Moving Image and the Ethical Culture Fieldston School.

         GREG FOSTER joined the Company in March 2001 as President, Filmed Entertainment. Prior to joining the Company, Mr. Foster was Executive Vice-President of Production at MGM/UA. Prior to that Mr. Foster held other senior positions including Senior Vice-President of Motion Picture Marketing Research during his 15 years at MGM/UA. In 1999, Mr. Foster founded uMogul, a financial services company and held the position of Chairman, Co-Founder and President.

         FRANCIS T. JOYCE joined the Company in March 2001, as Chief Financial Officer. Prior to joining the Company Mr. Joyce held the position of Chief Financial Officer of the Internet company theglobe.com from 1998 until his employment with the Company. From 1997 to 1998, Mr. Joyce served as Chief Financial Officer of Reed Travel Group, a division of Reed Elsevier PLC and from 1994 to 1997 served as Chief Financial Officer of the Alexander Consulting Group, a division of Alexander and Alexander Services Inc., an international professional services firm. Mr. Joyce is a member of Financial Executive International and the American Institute of Certified Public Accountants.

         ROBERT D. LISTER joined the Company in May 1999 as Senior Vice President, Legal Affairs and General Counsel and was appointed Executive Vice President, Business & Legal Affairs in May 2001. Prior to joining the Company, Mr. Lister was Vice President, General Counsel and Secretary of Clearview Cinemas, a film exhibitor, from March 1998 until his employment with the Company. Prior to that, Mr. Lister served as Associate General Counsel of Merit Behavioral Care Corporation, a behavioral healthcare company, from March 1996 through March 1998. Mr. Lister serves on the board of Giant Screen Theater Association. Mr. Lister is a member of the New York State Bar Association.

         BRIAN BONNICK joined the Company in January 1999 as Vice President, Research & Development and was appointed Senior Vice President, Technology in August 2001. Prior to joining the Company, Mr. Bonnick was Vice President, Engineering and Operations for Electrohome Corporation. Prior to that Mr. Bonnick was Vice President and General Manager at TSB International Inc. a telecommunications company. Mr. Bonnick is registered as a professional engineer by the Association of Professional Engineers of Ontario.

         DAVID B. KEIGHLEY joined the Company in January, 1995 as Vice President and was appointed a Senior Vice President of the Company in July 1997 and is President of David Keighley Productions 70MM Inc., a subsidiary of the Company. Mr. Keighley is responsible for motion picture and digital post-production and image quality assurance for 15/70-format films.

         LARRY O'REILLY joined the Company in March 1994 as the Sales Manager, Film Distribution and was appointed Senior Vice President, Theatre Development & Film Distribution in January 2002. Mr. O'Reilly has held various positions within the Company including Manager, Business Development: Film; Director, Strategic Partnerships; Director, Commercial Marketing: The Americas and Vice President, Sales, The Americas.

         G. MARY RUBY joined the Company in October 1987 as Associate General Counsel and was appointed Senior Vice President, Legal Affairs in July 2001. Ms. Ruby was General Counsel of the Company from February 1989 to February 1997. Ms. Ruby is Deputy General Counsel and acts as Corporate Secretary to the Board of Directors. Ms. Ruby is a member of the Ontario Bar Association.

         MARY C. SULLIVAN joined the Company in January 1996 as Director, Human Resources and was appointed Vice President, Human Resources and Administration in 1998 and Senior Vice President, Human Resources and Administration in January 2000. Prior to joining the Company, Ms. Sullivan was Director, Human Resources of Central Park Lodges. Ms. Sullivan is a director of the Women's Legal Education and Action Fund and its Foundation.

         MARK WELTON joined the Company in July 1997 as Director, Business Affairs and was appointed Senior Vice President, Theatre Operations in October 2003. Previous to that Mr. Welton was Senior Vice President, Business Affairs, a position he held since September 2001. Prior to joining the Company Mr. Welton was an Associate Lawyer at Stikeman, Elliot from 1994 until his employment with the Company.

         KATHRYN A. GAMBLE joined the Company in July 2001 as Vice President, Finance and Controller. Prior to joining the Company Ms. Gamble served as Vice President, Finance and Chief Financial Officer of the Internet company Healthyconnect.com Inc. from 2000 until her employment with the Company. From 1996 to 2000, Ms. Gamble served as Vice President and Chief Financial Officer of Med-Emerg International Inc., a healthcare company. Ms. Gamble is a member of the Canadian Institute of Chartered Accountants.

         EDWARD MACNEIL joined the Company in April 1994 as Director, Taxation & Treasury and was appointed Vice President, Finance, Special Projects in September 2001. From October 1999 to August 2001, Mr. MacNeil held the position of Director and Senior Vice President, Digital Projection Limited, a former subsidiary of the Company. Prior to joining the Company Mr. MacNeil was a Taxation Manager at PricewaterhouseCoopers. Mr. MacNeil is a member of the Canadian Institute of Chartered Accountants.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of the Company's Common Shares as of April 23, 2004 or as otherwise indicated in the notes below, including (i) all persons to be nominated for election to the Board of Directors, individually; (ii) all directors and the Named Executive Officers, individually, and (iii) all directors and executive officers as a group.

                                                                 AMOUNT AND NATURE OF
                                                                BENEFICIAL OWNERSHIP OF   PERCENT OF OUTSTANDING
NAME OF BENEFICIAL OWNER OF COMMON SHARES                          COMMON SHARES (1)          COMMON SHARES (2)
-----------------------------------------                       -----------------------   ----------------------
RICHARD L. GELFOND                                                  2,512,900 (3)                    6.2
BRADLEY J. WECHSLER                                                 2,397,800 (4)                    6.0
NEIL S. BRAUN                                                           8,000 (5)                    *
KENNETH G. COPLAND                                                     59,822 (6)                    *
MICHAEL FUCHS                                                          34,099 (7)                    *
GARTH M. GIRVAN                                                        79,636 (8)                    *
DAVID W. LEEBRON                                                        7,300 (9)                    *
MARC A. UTAY                                                        1,228,065 (10)                   3.1
GREG FOSTER                                                           180,166 (11)                   *
FRANCIS T. JOYCE                                                       92,000 (12)                   *
ROBERT D. LISTER                                                      136,666 (13)                   *
DAVID B. KEIGHLEY                                                      77,867 (14)                   *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (19 PERSONS)        7,069,788 (15)                  16.7

     * less than 1%

         Statements as to securities beneficially owned by directors and by executive officers, or as to securities, over which they exercise control or direction, are based upon information obtained from such directors and executive officers and from records available to the Company.

(1) Includes number of Common Shares owned at April 23, 2004 and Common Shares as to which each individual had at April 23, 2004 the right to acquire beneficial ownership through the exercise of vested options plus options that vest within 60 days of that date.

(2) Based on dividing the number of Common Shares beneficially owned by such person by 39,304,991 Common Shares outstanding as of April 23, 2004 adjusted for shares issuable through the exercise of vested options, held by such person, plus options, held by such person, that vest within 60 days of that date.

(3) Included in the amount shown are 990,000 Common Shares which Mr. Gelfond had the right to acquire beneficial ownership through the exercise of options.

(4) Included in the amount shown are 990,000 Common Shares which Mr. Wechsler had the right to acquire beneficial ownership through the exercise of options.

(5) Included in the amount shown are 8,000 Common Shares which Mr. Braun had the right to acquire beneficial ownership through the exercise of options.

(6) Included in the amount shown are 49,822 Common Shares which Mr. Copland had the right to acquire beneficial ownership through the exercise of options.

(7) Included in the amount shown are 34,099 Common Shares which Mr. Fuchs had the right to acquire beneficial ownership through the exercise of options.

(8) Included in the amount shown are 53,738 Common Shares which Mr. Girvan had the right to acquire beneficial ownership through the exercise of options.

(9) Included in the amount shown are 6,000 Common Shares which Mr. Leebron had the right to acquire beneficial ownership through the exercise of options.

(10) Included in the amount shown are 203,738 Common Shares which Mr. Utay had the right to acquire beneficial ownership through the exercise of options.

(11) Included in the amount shown are 169,166 Common Shares which Mr. Foster had the right to acquire beneficial ownership through the exercise of options.

(12) Included in the amount shown are 92,000 Common Shares which Mr. Joyce had the right to acquire beneficial ownership through the exercise of options.

(13) Included in the amount shown are 131,666 Common Shares which Mr. Lister had the right to acquire beneficial ownership through the exercise of options.

(14) Included in the amount shown are 77,667 Common Shares which Mr. Keighley had the right to acquire beneficial ownership through the exercise of options.

(15) Included in the amount shown are 3,053,761 Common Shares as to which all directors and executive officers as a group had the right to acquire beneficial ownership through the exercise of options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). The Reporting Persons are also required by the Exchange Act to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely upon review of Forms 3 and 4 (and amendments thereto) received from or written representations by the Reporting Persons, in respect of the fiscal year ended December 31, 2003, the Company believes that initial reports on Form 3 were not timely filed for Messrs. Braun and Leebron. Form 4s were not timely filed for: Messrs. Bonnick, Braun, Copland, Fuchs, Girvan, Keighley, Leebron, O'Reilly and Utay regarding one grant of options; Messrs. Joyce and Ziebold (a former director) and Ms. Sullivan regarding to the exercise of options and related disposition of Common Shares; Mr. Ziebold regarding the acquisition of Common Shares; and Mr. Keighley regarding the disposition of Common Shares and the exercise of options and related disposition of Common Shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, for the periods indicated, the compensation paid or granted by the Company to the individuals who served during 2003 as Chief Executive Officers and the four most highly compensated executive officers of the Company, other than the Chief Executive Officers, who were serving as executive officers at December 31, 2003 (collectively, the "Named Executive Officers").

                                                       ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                             -----------------------------------------  -------------------------------------------
                                                                          OTHER                        SECURITIES
                                                                          ANNUAL         RESTRICTED    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION OF  YEAR ENDED   SALARY      BONUS (1)    COMPENSATION (2)  STOCK AWARDS    OPTIONS    COMPENSATION (3)
NAMED EXECUTIVE OFFICER         DECEMBER 31   ($)          ($)            ($)                ($)           (#)           ($)
------------------------------ ------------  ------      ---------    ----------------  -------------  ----------- ----------------
Richard L. Gelfond                  2003     500,000      750,000            --                --          --           4,270 (4)
Co-Chairman and Co-Chief            2002     500,000      750,000            --                --      700,000 (5)      4,077
Executive Officer                   2001     500,000      125,000            --         1,305,000 (6)      --           1,898

Bradley J. Wechsler                 2003     500,000      750,000            --                --          --           4,414 (7)
Co-Chairman and Co-Chief            2002     500,000      750,000            --                --      700,000 (5)      4,077
Executive Officer                   2001     500,000      125,000            --         1,305,000 (6)      --           1,898

Greg Foster                         2003     394,519      250,000            --                --       50,000 (8)      3,580 (9)
President, Filmed                   2002     370,288      250,000            --                --      200,000 (10)       292
Entertainment                       2001     286,057      175,000 (11)       --                --       75,000 (8)        176

Francis T. Joyce                    2003     291,673       90,000            --                --       66,000 (8)      4,414 (7)
Chief Financial Officer             2002     275,000       84,219            --                --           --          3,692
                                    2001     174,794       75,000            --                --      100,000 (8)        238

Robert D. Lister                    2003     255,000      100,000            --                --       51,250          4,162 (12)
Executive Vice President,           2002     240,000       90,000            --                --       40,000          3,692
Business and Legal Affairs          2001     230,685      157,500 (13)       --                --       60,000          3,638
& General Counsel

David B. Keighley                   2003     277,292      230,000            --                --       15,000          4,774 (14)
Senior Vice President and           2002     264,137(15)  209,250            --                --           --          3,692
President, David Keighley           2001     251,559      122,853            --                --       50,000          3,759
Productions 70MM Inc.

(1) These amounts are paid under annual incentive arrangements that the Company has with each of the Named Executive Officers, as detailed under "Employment Contracts" below.

(2) The value of perquisites and other personal benefits for each Named Executive Officer does not exceed the lesser of $50,000 and 10% of his annual salary and bonus.

(3) These amounts reflect (i) the payment by the Company of life insurance premiums on the lives of the Named Executive Officers, and (ii) contributions to the Company's defined contribution pension plans.

(4) This amount reflects (i) the payment of $270 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,000 to the Company's defined contribution pension plans.

(5) The Named Executive Officer received a grant of 100,000 options to purchase Common Shares in accordance with the Stock Option Plan with respect of the bonus for 2001 and a grant of 600,000 options to purchase Common Shares in accordance with the Stock Option Plan in accordance with his employment agreement as detailed under "Employment Contracts" below.

(6) This amount represents the dollar value of 500,000 Common Shares, which were issued to the Named Executive Officer on April 3, 2001, of which 325,000 Common Shares were issued in exchange for the surrender by the Named Executive Officer of 1,300,000 previously granted options, in accordance with his employment agreement.

(7) This amount reflects (i) the payment of $414 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,000 to the Company's defined contribution pension plans.

(8) These options were granted in accordance with the Stock Option Plan to the Named Executive Officer, in accordance with his employment agreement, as detailed under "Employment Contracts" below.

(9) This amount reflects (i) the payment of $180 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $3,400 to the Company's defined contribution pension plans.

(10) 175,000 of these options were granted in accordance with the Stock Option Plan to the Named Executive Officer, in accordance with his employment agreement, as detailed under "Employment Contracts" below.

(11) This amount also includes payment of $25,000 with respect of the Named Executive Officer's signing bonus in accordance with his employment agreement as detailed under "Employment Contracts" below.

(12) This amount reflects (i) the payment of $162 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,000 to the Company's defined contribution pension plans.

(13) This amount also includes payment of $107,500 with respect of the Named Executive Officer's retention bonus.

(14) This amount reflects (i) the payment of $774 by the Company of life insurance premiums on the life of the Named Executive Officer, and (ii) contributions of $4,000 to the Company's defined contribution pension plans.

(15) This amount also includes $5,958 paid in 2003, with respect of the Named Executive Officer's salary earned in 2002.

OPTIONS GRANTED

     The following table sets forth information relating to individual grants of options to purchase Common Shares of the Company to Named Executive Officers under the Stock Option Plan during the fiscal year ended December 31, 2003 in respect of services rendered or to be rendered to the Company.

                                               INDIVIDUAL GRANTS
                        ------------------------------------------------------------------
                         NUMBER OF      % OF TOTAL                                              POTENTIAL REALIZABLE VALUE
                        SECURITIES      OPTIONS                                                   AT ASSUMED ANNUAL RATES
                        UNDERLYING      GRANTED TO                                             OF STOCK PRICE APPRECIATION
                          OPTIONS      PARTICIPANTS    EXERCISE PRICE                                  FOR OPTION TERM
        NAME            GRANTED (#)   IN FISCAL YEAR       ($/SH)          EXPIRATION DATE         5% ($)           10% ($)
-------------------     -----------   --------------   --------------      ---------------     ----------           -------
Richard L. Gelfond          Nil            n/a             n/a                  n/a                  Nil              Nil
Bradley J. Wechsler         Nil            n/a             n/a                  n/a                  Nil              Nil
Greg Foster              50,000 (1)        6.4            4.60              March 18, 2010       326,508            540,717
Francis T. Joyce         66,000 (2)        8.4            7.31               June 16, 2010       252,131            534,887
Robert D. Lister         51,250 (3)        6.5            7.45             August 14, 2010       188,608            408,173
David B. Keighley        15,000 (4)        1.9            7.45             August 14, 2010        55,202            119,465


(1) These options were granted pursuant to the Named Executive Officer's employment agreement, as detailed under "Employment Contracts" below, and entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. These options vest subject to certain performance criteria

(2) These options were granted pursuant to the Named Executive Officer's employment agreement, as detailed under "Employment Contracts" below, and entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 22,000 of these options vest on each of June 16, 2004, June 16, 2005 and June 16, 2006 pursuant to such employment agreement.

(3) These options entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 17,083 of these options vest on each of August 14, 2004 and August 14, 2005 and 17,084 of these options vest on August 14, 2006.

(4) These options entitle the Named Executive Officer to purchase one Common Share for each option. The market value of the Common Shares underlying the options was equal to the exercise price on the date of the grant. 5,000 of these options vest on each of August 14, 2004, August 14, 2005 and August 14, 2006.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth information relating to options exercised during the fiscal year ended December 31, 2003 and the year-end option values for the Named Executive Officers.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED
                                                                 OPTIONS AT                  VALUE OF UNEXERCISED
                           SECURITIES                          FISCAL YEAR-END               IN-THE-MONEY OPTIONS
                           ACQUIRED           VALUE             EXERCISABLE/                  AT FISCAL YEAR-END
                          ON EXERCISE       REALIZED            UNEXERCISABLE              EXERCISABLE/UNEXERCISABLE
NAME                         (#)              ($)                   (#)                             ($)(1)
-------------------       -----------       --------        ----------------------         --------------------------
Richard L. Gelfond           Nil              Nil            1,070,000 / 68,000               2,067,920 / 61,880
Bradley J. Wechsler          Nil              Nil            1,070,000 / 68,000               2,067,920 / 61,880
Greg Foster                  Nil              Nil             160,833 / 156,667               672,598 / 522,401
Francis T. Joyce           30,000           164,706            36,666 / 99,334                189,197 / 211,603
Robert D. Lister             Nil              Nil             95,333 / 130,917                205,898 / 289,277
David B. Keighley          65,500           233,974            61,000 / 49,000                  Nil / 128,650

(1) Calculated based on the December 31, 2003 closing price of the Common Shares on Nasdaq of $7.91.

PENSION PLANS

         The Company maintains defined contribution employee pension plans for its employees, including its executive officers. The Company makes contributions to these plans on behalf of employees in an amount up to 5% of their base salary subject to certain prescribed maximums. During the fiscal year ended December 31, 2003, the Company contributed an aggregate of $23,400 to the Company's defined contribution employee pension plan qualified under Section 401(k) of the U.S. Internal Revenue Code on behalf of Messrs. Gelfond, Wechsler, Foster, Joyce, Lister and Keighley.

         On July 12, 2000, the Company established a defined benefit pension plan covering its two Co-Chief Executive Officers. The plan provides for a lifetime retirement benefit from age 55 determined as 75% of the member's best average 60 consecutive months of earnings during the 120 months preceding retirement. Once benefit payments begin, the benefit is indexed annually to the cost of living and further provides for 100% continuance for life to the surviving spouse. The benefits were 50% vested as of July 12, 2000, the plan initiation date. The vesting percentage increases on a straight-line basis from inception until age 55. The vesting percentage of a member whose employment terminates other than by voluntary retirement shall be 100%. Also, upon the occurrence of a change in control of the Company prior to termination of a member's employment, the vesting percentage shall become 100%. The Company currently estimates that the annual benefits upon retirement at normal retirement age (as defined in the plan) will be approximately $1.0 million for each of the Co-Chief Executive Officers. The Company intends to use the proceeds of life insurance policies which were taken out contemporaneously with the establishment of the plan to satisfy, in whole or in part, benefits due and payable under the plan.

EMPLOYMENT CONTRACTS

         On November 3, 1998 the Company entered into renewal employment agreements (the "1998 Agreements") with each of Messrs. Gelfond and Wechsler ("the Executives") with effect from July 1, 1998 for a three-year term. Under the 1998 Agreements, each of the Executives is to perform such services with respect to the Company's business as may be reasonably requested from time to time by the Board of Directors and which are consistent with his position as Co-Chief Executive Officer. In addition, the Company is to use its best efforts to cause the Executives to be elected to the Board of Directors. In addition, a provision contained in their original employment agreements, dated March 1, 1994, was continued, whereby each of the Executives is also entitled to receive, upon a sale of the Company, a cash bonus in an amount equal to the product of
(a) 0.375% and (b) the amount by which the sale or liquidation transaction imputes an equity value in excess of Cdn. $150,000,000 to the Common Shares originally issued by the Company (on a fully diluted basis but excluding the Common Shares issued upon the conversion of the Class B convertible preferred shares of the Company formerly outstanding which were converted into Common Shares on June 16, 1994 and the Common Shares issuable upon the exercise of warrants owned by each of Messrs. Gelfond and Wechsler). Under the 1998 Agreements, the Company is to equalize the Executives to the taxes which each of the Executives would have paid had he earned his employment compensation and paid taxes thereon solely in the United States. The employment agreements also contain non-competition provisions.

         On July 12, 2000, the Company entered into amendments to the employment agreements of the Executives (the "2000 Amendments"). Pursuant to the 2000 Amendments, the Executives were each granted 800,000 options to purchase Common Shares in accordance with the Stock Option Plan, which options expire on July 12, 2010, as well as 180,000 restricted shares which, in the event that regulatory or shareholder approval is not obtained, are deemed phantom stock. The options and restricted shares, or phantom stock equivalent became fully vested on June 30, 2001. In 2003, a payment of $775,000 was made to each Executive to reflect the value of the cancellation of 100,000 of the phantom stock granted in 2000. Under the 2000 Amendments, the Company agreed to create a defined benefit plan, to provide retirement benefits for the Executives (see description of this plan under "Pension Plans" above). The 2000 Amendments further provide for the extension of the Executives' non-competition covenants to four years beyond termination of employment and for the agreement by the Executives to consult with the Company for three years following the end of their employment with the Company.

         On April 3, 2001, the Company entered into amendments to the employment agreements of the Executives (the "2001 Amendments"). Under the 2001 Amendments, the Executives' employment terms were each extended for one additional year, with the new term running through June 30, 2002. The restrictive covenants, including non-competition provisions, of the Executives' existing employment agreements, as well as other provisions not modified by the 2001 Amendments, remain in force.

         On April 23, 2002, the Company entered into amendments to the employment agreements of the Executives (the "2002 Amendments"). Under the 2002 Amendments, the Executives' employment terms were each extended for two additional years, with the new term running through June 30, 2004. The 2002 Amendments also provide that each of the Executives will be considered for a bonus payable in 2003 and 2004 based upon performance to December 31, 2002 and December 31, 2003, respectively, and for a further bonus payable on a pro rata basis for the period from December 31, 2003 to June 30, 2004. Pursuant to the 2002 Amendments, on April 23, 2002 the Executives were each granted 532,000 options to purchase Common Shares in accordance with the Stock Option Plan, 50% of which vested on each of July 1, 2002 and July 1, 2003. These options expire on April 23, 2012. The Executives were also each granted 68,000 options to purchase Common Shares in accordance with the Stock Option Plan on June 5, 2002, which options are to vest on July 1, 2004. These options expire on June 5, 2012. The restrictive covenants, including non-competition provisions, of the Executives' existing employment agreements, as well as other provisions not modified by the 2002 Amendments, remain in force. The Company is currently negotiating with the Executives concerning the renewal of these agreements.

         The Company and Greg Foster entered into an employment agreement on March 9, 2001. The agreement was for a two-year term and provided for a signing bonus, annual base salaries and minimum annual bonuses for each year of the term. Under the agreement, Mr. Foster was granted 75,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 19, 2001. These options expire on March 19, 2011. Mr. Foster also received an additional grant of 75,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 9, 2002. These options expire on March 19, 2009. Mr. Foster has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Foster may be terminated at any time for cause or without cause. If Mr. Foster's employment is terminated without cause prior to the end of the employment term, the Company must continue to pay Mr. Foster his annual base salary and benefits for the greater of the remainder of his employment term and six months, subject to mitigation by Mr. Foster.

         On August 8, 2002, the Company entered into an amendment to the employment agreement with Mr. Foster, under which Mr. Foster's employment term was extended to March 18, 2005. Under the amended agreement, Mr. Foster received an annual salary of $400,000, and effective March 19, 2004, receives an annual salary of $425,000. The amendment further provides that Mr. Foster is entitled to receive a minimum annual bonus of $200,000 for the third year of the employment term, and a minimum annual bonus of $100,000 in respect of the fourth year of the employment term in the event the agreement is not renewed. Pursuant to the amendment, Mr. Foster was granted 100,000 options to purchase Common Shares in accordance with the Stock Option Plan on September 6, 2002, which options shall vest as to 50% on each of September 6, 2004 and September 6, 2005 and expire on September 6, 2009. The amendment also provides for Mr. Foster to receive a grant of 50,000 options to purchase Common Shares in accordance with the Stock Option Plan on March 18, 2003, which options shall vest subject to certain performance criteria and expire on March 18, 2010. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Foster's existing employment agreement, remain in force.

         The Company and Francis T. Joyce entered into an employment agreement on May 9, 2001. The agreement was for a two-year term and provided for an annual base salary and a minimum annual bonus in respect of 2001 as well as a discretionary bonus based on a percentage of base salary throughout the employment term. Pursuant to the agreement, Mr. Joyce was granted 100,000 options to purchase Common Shares in accordance with the Stock Option Plan on May 15, 2001, which options vested as to 33,333 on each of May 15, 2002 and May 15, 2003, with 33,334 scheduled to vest on May 15, 2004. These options expire on May 15, 2008. Mr. Joyce has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Joyce may be terminated at any time for cause or without cause. If Mr. Joyce's employment is terminated without cause prior to the end of the employment term, the Company must continue to pay Mr. Joyce his annual salary, pro-rata bonus and benefits for a minimum of twelve months, subject to mitigation by Mr. Joyce.

         On May 14, 2003, the Company entered into an amendment to the employment agreement with Mr. Joyce, under which Mr. Joyce's employment term was extended until May 14, 2005. The amendment provided for an annual salary of $300,000 and, effective May 14, 2004, an annual salary of $310,000. Pursuant to the amendment, Mr. Joyce was granted 66,000 options to purchase Common Shares in accordance with the Stock Option Plan on June 16, 2003, which options shall vest as to 22,000 on each of June 16, 2004, June 16, 2005 and June 16, 2006. These options expire on June 16, 2010. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Joyce's existing employment agreement, remain in force.

         The Company and Robert D. Lister entered into an employment agreement on May 17, 1999. The agreement was for a two-year term and provided for annual base salary and a minimum annual bonus in respect of 1999. Pursuant to the agreement, Mr. Lister was granted 25,000 options to purchase Common Shares in accordance with the Stock Option Plan on May 19, 1999, which options vest as to 20% on each of the first five anniversary dates of the grant date and expire on May 19, 2009. The agreement also provided for a minimum grant of 15,000 options to purchase Common Shares in accordance with the Stock Option Plan on May 19, 2000. Mr. Lister has agreed to restrictive covenants, including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Lister may be terminated at any time for cause or without cause.

         On April 4, 2001, the Company entered into an amendment to the employment agreement with Mr. Lister, under which Mr. Lister's employment term was extended until December 31, 2003. The amendment provided for an annual salary of $240,000, subject to an annual review. The amendment also provided that if Mr. Lister's employment is terminated without cause prior to the end of the employment term, or his agreement is not renewed, the Company must continue to pay Mr. Lister his annual salary, target bonus and benefits for the greater of the remainder of his employment term and twelve months, subject to mitigation by Mr. Lister. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Lister's existing employment agreement, remain in force.

         On January 1, 2004, the Company entered into an amendment to the employment agreement with Mr. Lister, under which Mr. Lister's employment term was extended until June 30, 2006. The amendment provided for an annual salary of $275,000, subject to an annual review. The restrictive covenants, including confidentiality and non-competition provisions, of Mr. Lister's existing employment agreement, remain in force.

         The Company, David Keighley Productions 70 MM Inc. (formerly David Keighley Productions and 70MM Inc.) ("DKP/70MM"), a wholly owned subsidiary of the Company and David B. Keighley entered into an employment agreement on July 15, 1997. The agreement was for a five-year term and provided for an annual base salary, annual bonus and additional bonus of 10% of any excess of DKP/70MM audited profit before taxes over DKP/70MM's enumerated pre-tax profit threshold. Under the agreement, Mr. Keighley has given restrictive covenants including confidentiality and non-competition covenants. The agreement provides that the employment of Mr. Keighley may be terminated at any time for cause or without cause. If Mr. Keighley's employment is terminated without cause prior to the end of the employment term, DKP/70MM must continue to pay Mr. Keighley his annual base salary for the remainder of his employment term, subject to mitigation by Mr. Keighley. The Company has agreed to renew Mr. Keighley's employment agreement beyond July 2002 on terms to be finalized.

EQUITY COMPENSATION PLANS

The following table sets forth information regarding the Company's Equity Compensation Plans as of December 31, 2003:

                                                                                                    Number of securities
                                                                                                   remaining available for
                                      Number of securities to         Weighted average           future issuance under equity
                                      be issued upon exercise         exercise price of         compensation plans (excluding
                                      of outstanding options,       outstanding options,           securities reflected in
Plan category                           warrants and rights          warrants and rights                 column (a))
------------------------------        -----------------------       --------------------        -----------------------------
                                                (a)                         (b)                              (c)
Equity compensation plans                         5,677,806                       $11.11                            2,199,795
approved by security holders

Equity compensation plans not
approved by security holders                        550,000(1)                    $ 6.06                                  nil
                                      ---------------------         --------------------        -----------------------------
Total                                             6,227,806                       $10.66                            2,199,795
                                      =====================         ====================        =============================

(1) Warrants issued to certain strategic partners of the Company. Of the 550,000 warrants, the Company believes that only 200,000 will ultimately vest. The warrants generally expire 5 years after the date of grant or vesting. At December 31, 2003, 200,000 warrants were vested and exercisable.

                  BUSINESS CONDUCT AND CORPORATE ETHICS POLICY

         The Company has a Code of Ethics applicable to all employees, including the Company's Co-Chief Executive Officers, Chief Financial Officer and Controller and all other persons performing similar functions. A copy of the Code of Ethics is available, without charge, at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary. Any amendments to, or waivers of, the Code of Ethics, which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2003, three members of the Board of Directors served as members of the Compensation Committee: Messrs. Girvan, Fuchs and Koffler (until September 10, 2003, when Mr. Koffler resigned from the Board of Directors).

         The law firm of McCarthy Tetrault, of which Mr. Girvan is a senior partner, provided legal services to the Company on several matters in 2003 and is expected to provide legal services in 2004.

         No executive officers of the Company serve on boards of directors or compensation committees of any other entities that had or have had one or more of its executive officers serving as a member of the Company's Board of Directors.

                        REPORT ON EXECUTIVE COMPENSATION

COMPOSITION OF COMPENSATION COMMITTEE

         The Board of Directors constituted a Compensation Committee in November 1996. The current members of the Compensation Committee are Messrs. Girvan and Fuchs. As the Compensation Committee did not participate in executive compensation decisions in respect of 2003 other than the compensation of Messrs. Gelfond and Wechsler, the compensation of the Company's employees was established through guidelines set by the Board of Directors.

     Compensation for all of the Company's employees, including its Named Executive Officers, is based on each employee's job responsibilities and on his or her individual performance over time. The Company's executive compensation program has three principal components: base salary, annual variable incentive compensation and stock options. The Company believes these components collectively provide a fair and competitive pay package and an appropriate relationship between an executive's compensation, the executive's performance and the Company's performance.

BASE SALARY

         A salary range is established for each salaried position in the Company, including each Named Executive Officer position other than the Executives. The midpoint of each salary range is generally equal to the average salary of equivalent positions at other comparable companies. Each executive officer's base salary is determined by reviewing his or her sustained job performance over time, based on individual performance and performance of the business or staff unit over which the executive officer exercises responsibility. Business or staff unit performance is assessed on return on total capital, achievement of sales or production targets, effectiveness of cost-containment measures, progress toward implementation of process improvements and other factors relevant to each executive officer's position. The relative weight attributed to each factor, with respect to each executive officer, is an inherently subjective judgement.

ANNUAL INCENTIVE COMPENSATION

         Certain employees of the Company, including most of its executive officers other than the Co-Chief Executive Officers, receive a portion of their annual compensation in the form of bonuses under the Management Incentive Plan. Bonuses are awarded under this plan provided annual operating objectives targets are achieved by the Company and provided that personal performance standards are achieved by the participating employees. An aggregate of $1,539,987 has been paid to all employees participating in this plan in respect of 2003.

STOCK OPTIONS

         The Company's long-term incentive compensation for executive officers and other key managers is provided through grants of stock options. The Company has a stock option plan (the "Stock Option Plan") under which the Company may grant options to officers, employees, consultants and eligible directors
(the "Participants") to purchase Common Shares on terms that may be determined, within the limitations of the Stock Option Plan. The Stock Option Plan has received shareholder approval and is administered by the Option Committee of the Board of Directors. The number of stock options granted is determined by a competitive compensation analysis and is based on each individual's salary range and responsibility.

         All grants pursuant to the Stock Option Plan are made with an exercise price equal to the fair market value of the Company's Common Shares on the date of grant. An option will be exercisable for a maximum period of 10 years from the date of grant, subject to earlier termination if the Participant's employment, consulting arrangement or term of office with the Company terminates. The Board of Directors determines vesting requirements. If a Participant's employment, consulting arrangement or term of office with the Company terminates for any reason, any options which have not vested will generally be surrendered for cancellation without any consideration being paid therefor. If the Participant's employment, consulting arrangement or term of office is terminated without cause or by reason of such Participant's resignation, death or permanent disability, the Participant (or the Participant's estate) will generally be entitled to exercise the Participant's vested options for a period thereafter. If the Participant's employment, consulting arrangement or term of office is terminated for cause, such Participant's vested options will be surrendered for cancellation without any consideration being paid therefor. If the Participant is a party to an employment agreement with the Company or any of its subsidiaries and breaches any of the restrictive covenants in such agreement, such Participant will be required to surrender all unexercised options for cancellation without any consideration being paid therefor and will be obligated to pay to the Company an amount equal to the aggregate profit realized by such Participant with respect to any prior option exercises. Options to purchase 5,677,806 Common Shares have been granted and are outstanding under the Stock Option Plan as of December 31, 2003. Of those outstanding options, 31.1%, or 1,765,638 options, have exercise prices above $20 per option. Under the terms of the Stock Option Plan, the maximum number of Common Shares that the Company may issue under options is 7,877,601 Common Shares as of December 31, 2003. In 2003, 259,163 options were cancelled by or forfeited to the Company. During 2003, stock options were granted to certain of the Company's executive officers and other Stock Option Plan Participants. Certain Named Executive Officers received options to purchase Common Shares of the Company, as detailed in the "Options Granted" Table above. In determining the number of options to grant to the Named Executive Officers, consideration was given to information about stock option grants to executive officers in comparable companies and the number of options granted to other executive officers.

COMPENSATION OF CO-CHIEF EXECUTIVE OFFICERS

         The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors regarding the compensation of the Co-Chief Executive Officers, Messrs. Gelfond and Wechsler. The pay-for-performance philosophy of the Company's executive compensation program applies equally to the Co-Chief Executive Officers. The compensation of the Co-Chief Executive Officers was recommended by the Compensation Committee and approved by the Board of Directors after careful assessment of their personal contributions to the performance of the Company. The assessment of the Co-Chief Executive Officers' performance was based on a number of quantitative and qualitative factors, which included corporate financial results and strategic planning.

         The foregoing Report on Executive Compensation, dated April 29, 2004, has been furnished by G.M. Girvan and M. Fuchs, as members of the Compensation Committee and by N.S. Braun, K.G. Copland, M. Fuchs, G.M. Girvan, D.W. Leebron and M.A. Utay, as members of the Board of Directors.

PERFORMANCE GRAPH

         The following graph compares the total cumulative shareholder return for $100 invested (assumes that all dividends were reinvested) in Common Shares of the Company against the cumulative total return of the Nasdaq Composite Index, the Toronto Stock Exchange (the "TSX") S&P/TSX Composite Index and the Bloomberg Hollywood Reporter Index from June 1994, when the Company became listed on the Nasdaq Stock Market, to the end of the most recently completed fiscal year.

                      CUMULATIVE VALUE OF $100 INVESTMENT

                             '10-June-  '31-Dec- '31-Dec- '31-Dec- '31-Dec- '31-Dec- '31-Dec- '31-Dec- '31-Dec- '31-Dec- '31-Dec-
                                94         94       95       96       97       98       99       00       01       02       03
                            ----------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
IMAX                           100        62.96   168.52   229.63   325.93   468.52   405.56    40.74    29.93    59.85   117.19
Nasdaq                         100       103.17   144.35   176.78   216.34   298.60   546.91   336.29   265.04   183.53   276.37
S&P/TSX Composite              100       104.45   122.83   157.14   173.11   159.12   222.26   229.46   189.13   166.93   258.63
Bloomberg Hollywood Reporter   100        95.59   121.99   123.25   173.67   264.73   402.21   261.59   223.30   135.51   185.02

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

         As contemplated under Section 124 of the Canada Business Corporations Act, the Company has acquired insurance coverage with a yearly limit of $70,000,000 in respect of potential claims against its directors and officers and in respect of losses for which the Company may be required or permitted by law to indemnify such directors and officers. The insurance, in respect of which a $1,338,184 yearly premium was paid by the Company, includes a $100,000 deductible for each claim under the policy other than claims made under U.S. securities law as to which a deductible of $500,000 applies.

                             DIRECTORS' COMPENSATION

         Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees of the Board. In addition, members of the Board of Directors who are not also employees of the Company receive Cdn. $20,000 per year (or may elect to receive options to purchase Common Shares of the Company in lieu of this payment) plus Cdn. $1,500 for each meeting of the Board of Directors attended in person and Cdn. $750 for each telephone meeting of the Board of Directors or meeting of any committee of the Board of Directors, whether participating in person or by telephone. In addition, each of the directors who are not also employees of the Company are granted options annually to purchase 8,000 Common Shares, in accordance with the Stock Option Plan, at an exercise price equal to the market value of the Common Shares of the Company on the date of grant which vest on the date of grant and expire on the earlier of the date which is two years after the termination of the Optionee's service as a director of the Company or seven years after the date of the grant.

                              CORPORATE GOVERNANCE

         Over the last few years, there have been extensive regulatory changes based on reforms arising out of the Sarbanes Oxley Act of 2002 ("SOX"), the reforms of the SEC, the new listing requirements of the Nasdaq Stock Market, the newly promulgated and/or proposed reforms of the Ontario Securities Commission and the proposed amendments to the guidelines for improved corporate governance of the TSX (the "TSX Guidelines"). With shares listed on the TSX and Nasdaq, the Company reviews its governance policies and practices against these standards under the direction of its Board of Directors and Governance Committee.

         The TSX passed a by-law in 1995 which requires companies incorporated in Canada and listed on the TSX to disclose their corporate governance practices in their annual meeting materials. This by-law contains a number of guidelines relating to corporate governance practices which have been considered in light of the unique opportunities and challenges facing the Company, as well as the nature of its share ownership. Appendix "A" to this Circular describes the Company's various governance practices with reference to the TSX Guidelines and, where applicable, with the Nasdaq rules, as these rules have been approved by the SEC.

         The Board has assumed responsibility for identifying and recommending candidates for election to the Board and believes, considering the size and composition of the Board, that this is the most efficient means to identify nominees for election to the Board of Directors. Such candidates are then nominated for election by majority of independent directors. The Company had previously established a nominating committee in accordance with an agreement concerning various matters of corporate governance with a former shareholder. This shareholder disposed of its shares in the Company in 2003 and, subsequently, the committee was disbanded. The Board has not adopted a formal charter regarding the nominating function. The Board evaluates potential new candidates for the Board of Directors on an ongoing basis in light of opportunities and risks facing the Company, and the competencies, skills and personal qualities that are desirable to add value to the Company. Candidates are identified from a number of sources including recommendations from Board members.

COMMITTEES OF THE BOARD

         The Board of Directors has delegated some of its duties to four specific committees of the Board: Audit Committee, Compensation Committee, Governance Committee and Option Committee. Each of these committees are appointed annually and has a written mandate which sets out its principal duties and responsibilities.

AUDIT COMMITTEE

         The Audit Committee is currently composed of Messrs. Girvan, Copland and Utay. Nasdaq now requires that as of the date of the Meeting, all members of the Audit Committee must be independent directors as defined in Rule 4200
(a)(15) of the National Association of Securities Dealers ("NASD") listing standards and that they must have an understanding of financial statements and financial affairs. The Company is in the process of reconstituting the Audit Committee to ensure compliance with these rules by the required date. The Board had determined that Mr. Copland, an independent director, qualifies as an audit committee financial expert. The membership of the Audit Committee currently complies with the TSX Guidelines. The Audit Committee operates under a written mandate, the Audit Committee Charter, adopted by the Company's Board of Directors. A copy of the Audit Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary.

         The preceding information in this paragraph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the U.S. Securities Act of 1933 (the "1933 Act"), as amended, or the Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         The Audit Committee meets with the external auditors of the Company, both with and without management present, to review the Company's accounting policies, its quarterly and year-end financial statement information and their presentation, and significant financial issues which may arise for the Company. The Audit Committee will review and assess the adequacy of the Audit Committee Charter on an annual basis.

COMPENSATION COMMITTEE

         The Compensation Committee is currently composed of Messrs. Girvan and Fuchs. The Compensation Committee is responsible for setting objectives for the Co-Chief Executive Officers, assessing their performance on a periodic basis and reviewing the Stock Option Plan, from time to time. The Report on Executive Compensation is located above. A copy of the Compensation Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1,
Attention: Corporate Secretary.

GOVERNANCE COMMITTEE

         The Governance Committee is currently composed of Messrs. Leebron, Girvan and Utay. In light of recent developments in corporate governance requirements and the disclosure thereof, the Company established a formal governance committee in the fall of 2002. The Governance Committee is responsible for monitoring and evaluating the Company's compliance with regard to the recently enacted regulations in connection with the SOX; monitoring and evaluating compliance with the Company's articles, by-laws and governance agreements; monitoring and evaluating the Company's corporate policies and practices, with particular attention to the Company's disclosure and trading policies; and monitoring the effectiveness of the Board of Directors in the discharge of its general oversight responsibilities. A copy of the Governance Committee Charter is available at www.imax.com or upon written request to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1, Attention: Corporate Secretary.

OPTION COMMITTEE

         The Option Committee is currently composed of Messrs. Girvan and Utay. The Option Committee is responsible for performing the functions required of it under the Stock Option Plan including the grant of options to Participants under the Stock Option Plan, from time to time, subject to guidelines determined by the Company's human resources department and the Compensation Committee. The Option Committee enacts written resolutions from time to time authorizing the grant of stock options but does not conduct formal meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         No director or executive officer of the Company, nor any nominee for election as a director or any security holder of record as of the date of this Circular who owned, of record or to the Company's knowledge, more than 5% of the outstanding Common Shares, or any member of such person's immediate family, had any material interest, direct or indirect, in any transaction during the last fiscal year, or since the commencement of the current fiscal year, in any completed or proposed transaction which has materially affected or will materially affect the Company except:

         The law firm of McCarthy Tetrault, of which Mr. Girvan is a senior partner, provided legal services to the Company on several matters in 2003 and is expected to provide legal services in 2004.

         Mr. Utay is a Managing Partner of Clarion Capital Partners, LLC which leases office space from the Company for an annual rent of approximately $150,000.

SHAREHOLDERS' AGREEMENTS

         The Company, Wasserstein Perella Partners, L.P., Wasserstein Perella Offshore Partners, L.P., WPPN, Inc., and the Michael J. Biondi Voting Trust (collectively "WP"), and each of Messrs. Gelfond and Wechsler were parties to a Second Amended and Restated Shareholders' Agreement (the "Shareholders' Agreement") dated as of February 9, 1999, which amended and restated the previous amended and restated shareholders' agreement among those parties dated June 16, 1994 and which terminated on March 1, 2004.

REGISTRATION RIGHTS AGREEMENTS

         The Company, WP and Messrs. Gelfond and Wechsler entered into a registration rights agreement (the "Registration Rights Agreement") dated as of February 9, 1999, which carried forward the corresponding provisions of the June 16, 1994 shareholders' agreement, and pursuant to which each of Messrs. Gelfond and Wechsler have certain rights to cause the Company to use its best efforts to register their securities under the 1933 Act. Messrs. Gelfond and Wechsler are entitled to make two such demand registrations. Messrs. Gelfond and Wechsler also have unlimited piggyback rights to register their securities under the Registration

Rights Agreement whenever the Company proposes to register any securities under the 1933 Act, other than the registration of securities pursuant to an initial public offering or the registration of securities upon Form S-4 or S-8 under the 1933 Act or filed in connection with an exchange offer or an offering of securities solely to the Company's existing shareholders.

         Messrs. Gelfond and Wechsler, and certain shareholders of the Company have entered into another shareholders' agreement on January 3, 1994 as amended on March 1, 1994 (the "Selling Shareholders' Agreement") which includes, among other things, registration rights, tag along rights and drag along rights.

                              AUDITOR INDEPENDENCE

         PricewaterhouseCoopers, LPP ("PWC") are the principal independent accountants of the Company. PWC, or one of its predecessors, have been the auditors of the Company for more than five years.

AUDIT FEES

         For professional services rendered by PWC for the audit of the Company's financial statements and review of the quarterly financial statements included in the Company's Form 10-Ks and 10-Qs and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the fiscal year ended December 31, 2003, PWC billed the Company $406,245 (2002 - $340,518).

AUDIT-RELATED FEES

         For professional services rendered by PWC for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and include consultations concerning financial accounting and reporting standards; review of operational effectiveness of systems; and services related to debt financing during the fiscal year ended December 31, 2003, PWC billed the Company $293,322 (2002 - $153,890).

TAX FEES

         For professional services rendered by PWC for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2003, PWC billed the Company $147,599 (2002 - $13,616).

ALL OTHER FEES

         PWC did not bill the Company for services rendered during the fiscal year ended December 31, 2003, other than the services described above.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company's principal accountants be approved in advance by the Audit Committee of the Board of Directors, subject to a de minimus exception set forth in the SEC rules (the "De Minimus Exception"). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimus Exception during the periods in which the pre-approval requirement has been in effect.

                          REPORT OF THE AUDIT COMMITTEE

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003.

         The Audit Committee meets privately with PWC on a periodic basis and PWC has unrestricted access to the Audit Committee. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 with senior management. The Audit Committee has discussed with PWC the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and related entities) and has discussed with PWC their independence from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K and the Company's Annual Information Form for the fiscal year ended December 31, 2003.

         The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the 1933 Act, as amended, or the Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         The foregoing Report of the Audit Committee, dated April 29, 2004, has been furnished by G.M. Girvan, K.G. Copland and Marc A. Utay as members of the Audit Committee of the Board of Directors.

                             APPOINTMENT OF AUDITORS

         At the Meeting, the shareholders will be asked to approve the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as auditors of the Company to hold office until the close of the next annual meeting of shareholders at a remuneration rate to be fixed by the Board of Directors.

         Representatives of PWC are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

         Shareholders will be asked to approve the appointment by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favour of the resolution. IN THE ABSENCE OF ANY INSTRUCTION ON THE ACCOMPANYING PROXY, IT IS THE INTENTION OF THE PERSONS NAMED BY MANAGEMENT IN THE PROXY TO VOTE THE COMMON SHARES REPRESENTED BY THE PROXY IN FAVOUR OF THE RESOLUTION.

             AMENDMENTS TO ARTICLES OF AMALGAMATION AND BY-LAW NO. 1

ARTICLES OF THE CORPORATION

         At the Meeting, the shareholders will be asked to approve amendments to the Articles of Amalgamation of the Company, as well as amendments to By-Law No. 1 of the Company.

SUMMARY OF PROPOSED AMENDMENTS

         The proposed amendments to the Articles of Amalgamation delete references to Class C Shares which the Company fully redeemed in January 1999. In addition, the requirement that certain matters be approved by a seventy-five percent (75%) majority of the directors, which was implemented in connection with an agreement with Messrs. Gelfond and Wechsler and former shareholders Wasserstein Perella Partners, L.P., Wasserstein Perella Offshore Partners, L.P., WPPN, Inc., and the Michael J. Biondi Voting Trust, has been deleted. In addition, the place in which meetings of shareholders may be held has been expanded to include various cities in the United States.

         The proposed amendments to By-Law No 1. of the Company address certain administrative matters such as enabling the Board to determine procedures to be followed at any meeting and to reduce the amount of notice required to be given in advance of Board and Board committee meetings from two business days to forty-eight hours. In addition, references to a "Non-Executive Chairman" have been deleted as the Company no longer maintains this office.

SHAREHOLDER APPROVAL

         The amendments to the Articles of Amalgamation requires the approval of shareholders by special resolution, which must be approved by a majority of no less than two-thirds (66-2/3%) of the votes cast on the special resolution. (see Appendix "B"). If approved by the holders of the Common Shares the amendments to the Articles of Amalgamation will become effective upon filing with the Director under the Canada Business Corporations Act. The amendments to By-Law No. 1 requires the approval of shareholders by ordinary resolution, which must be approved by a majority of the votes cast on the resolution (see Appendix "C"). If approved by the holders of the Common Shares the amendments to By-Law No. 1 will become effective immediately. IN THE ABSENCE OF ANY INSTRUCTIONS ON THE ACCOMPANYING PROXY, IT IS THE INTENTION OF THE PERSONS NAMED BY MANAGEMENT IN THE PROXY TO VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH OF THE SPECIAL RESOLUTION AND THE ORDINARY RESOLUTION.

                              AVAILABLE INFORMATION

         The Company makes available free of charge its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as reasonably practicable after the such filing has been made with the SEC. Reports are available at www.imax.com or by calling investor relations at 905-403-6500.

                         APPROVAL BY BOARD OF DIRECTORS

         The contents and the sending of this Proxy Circular and Proxy Statement to each shareholder entitled to receive notice of the Meeting, to each director and to the auditors of the Company have been approved by the Board of Directors.

DATED at Mississauga, Ontario, Canada,
April 29, 2004.
                                            "G. Mary Ruby"
                                            ------------------------------------
                                            G. MARY RUBY
                                            Senior Vice President, Legal Affairs
                                            and Corporate Secretary

                                 APPENDIX "A"

                                IMAX CORPORATION

                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

         The following table indicates how the Company's system of corporate governance aligns with the Toronto Stock Exchange Guidelines (the "TSX Guidelines"). Where applicable, the Company has also disclosed a comparison with the Nasdaq Stock Market rules (the "Nasdaq Rules"), as those rules have been approved by the United States Securities and Exchange Commission (the "SEC").


TSX CORPORATE GOVERNANCE GUIDELINE                   COMMENTS
--------------------------------------------------------------------------------
1.  The Board of Directors should explicitly     The Company aligns with this
    assume responsibility for stewardship of     Guideline as the Board has
    the Company, and specifically assume         assumed the duty of stewardship
    responsibility for:                          and assesses and monitors
                                                 management's performance
                                                 although management conducts
                                                 the day-to-day operations of
                                                 the Company. The Company has
                                                 also adopted a Code of Ethics
                                                 that applies to all directors,
                                                 officers and employees of the
                                                 Company. The Code of Ethics may
                                                 be obtained on the Company's
                                                 web-site: www.imax.com

    (a) Adoption of a strategic planning         The Company aligns with this
    process                                      Guideline. The development of
                                                 the Company's strategic
                                                 undertakings is an interactive
                                                 process with Board involvement
                                                 and input. The formal annual
                                                 strategic objectives and
                                                 operating plan are reviewed and
                                                 approved at a dedicated meeting
                                                 with the Board.

    (b) Identification of principal risks,       The Company aligns with this
    and implementing risk management systems     Guideline. The Audit Committee
                                                 and the Board of Directors
                                                 have specifically identified
                                                 the Company's principal
                                                 operational and strategic
                                                 risks and are continually
                                                 working with management in the
                                                 development of appropriate
                                                 controls and procedures which
                                                 constitute the Company's risk
                                                 management systems. The Audit
                                                 Committee has been delegated
                                                 the responsibility to work
                                                 with management and external
                                                 professional advisors to
                                                 review and if necessary
                                                 improve, internal procedures
                                                 and controls and to establish
                                                 risk management processes. The
                                                 principal risks to the
                                                 business are identified in the
                                                 Company's Annual Report on
                                                 Form 10-K.

    (c) Succession planning and monitoring       The Company aligns with this
    senior management                            Guideline. The Compensation
                                                 Committee reviews and reports
                                                 to the Board of Directors on
                                                 succession issues relating to
                                                 the Co-Chief Executive
                                                 Officers. The Board of
                                                 Directors, through the
                                                 Compensation Committee,
                                                 defines its expectations of
                                                 the Co-Chief Executive
                                                 Officers by establishing
                                                 annual performance objectives,
                                                 conducting annual performance
                                                 assessments and establishing
                                                 annual compensation and bonus
                                                 levels based on actual
                                                 performance to objectives. The
                                                 Board of Directors also
                                                 receives operational reports
                                                 at least quarterly by the
                                                 Co-Chief Executive Officers to
                                                 ensure accountability of
                                                 senior management.

    (d) Communications policy                    The Company aligns with this
                                                 Guideline. The Company has
                                                 verified through the
                                                 establishment of a formal
                                                 Disclosure Committee that
                                                 procedures are in place to
                                                 ensure effective communication
                                                 between the Company and its
                                                 shareholders and the public.
                                                 The Company promptly provides
                                                 full, true and plain
                                                 disclosure of all material
                                                 information, as required by
                                                 law. In addition, all material
                                                 press releases and other
                                                 significant corporate
                                                 disclosures are reviewed by
                                                 counsel prior to being
                                                 disclosed. The Company has a
                                                 web-site on which the Company
                                                 posts all of the Company's
                                                 press releases, Annual Reports,
                                                 SEC filings and other
                                                 meaningful information. The
                                                 Company's Investor Relations
                                                 Department has also
                                                 implemented procedures to
                                                 enhance effective
                                                 communication with the
                                                 Company's shareholders and the
                                                 public. For example, the
                                                 Investor Relations Department
                                                 maintains a distribution list
                                                 of persons who have requested
                                                 information about the Company
                                                 and delivers to those persons
                                                 all material press releases,
                                                 including earnings releases,
                                                 either by facsimile or by
                                                 e-mail. The Company also holds
                                                 quarterly meetings with
                                                 analysts and institutional
                                                 investors by telephone
                                                 conference call, which are
                                                 open to the financial press as
                                                 well as the public. Recordings
                                                 of the meetings are available
                                                 for playback for appropriate
                                                 periods of time.

TSX CORPORATE GOVERNANCE GUIDELINE                   COMMENTS
--------------------------------------------------------------------------------
    (e) Integrity of internal control and        The Company aligns with this
    management information systems               Guideline. The Audit Committee
                                                 is responsible for overseeing
                                                 the Company's internal control
                                                 structure over financial
                                                 reporting. This responsibility
                                                 includes monitoring and
                                                 reviewing accounting controls,
                                                 procedures and policies,
                                                 information gathering systems
                                                 and management reporting. The
                                                 external auditors report to
                                                 the Audit Committee, when
                                                 requested, on matters relating
                                                 to internal controls and
                                                 procedures.

2.  A majority of directors should be            The Company aligns with this
    "unrelated" (free from conflict of           Guideline. A majority of
    interest)                                    the directors (6 out of 8)
                                                 are independent from
                                                 management and free from any
                                                 interest business or other
                                                 relationship that could or
                                                 could reasonably be perceived
                                                 to, materially interfere with
                                                 the director's ability to act
                                                 in the Company's best
                                                 interests (as such terms are
                                                 used in the TSX Guidelines).
                                                 The Board has determined that
                                                 five of the six "unrelated
                                                 directors" qualify as
                                                 "independent directors", as
                                                 that expression is defined in
                                                 Rule 4200(a)(15) of the Nasdaq
                                                 Rules.

3.  Disclose, for each director, whether he      The Company aligns with this
    or she is "related", and how that            Guideline. A determination
    conclusion was reached                       on an ongoing basis is made as
                                                 to whether each director is an
                                                 "unrelated director". In order
                                                 to make that determination, all
                                                 relationships of the directors
                                                 with the Company are annually
                                                 analyzed on the basis of
                                                 answers given by each of the
                                                 directors to a detailed
                                                 questionnaire. Messrs.
                                                 Wechsler and Gelfond cannot be
                                                 qualified as "unrelated
                                                 directors" since they are the
                                                 Co-Chief Executive Officers of
                                                 Company. The other directors,
                                                 namely Messrs. Braun, Copland,
                                                 Fuchs, Leebron, Girvan and
                                                 Utay are "unrelated directors"
                                                 for purposes of the TSX
                                                 Guidelines. None of these
                                                 "unrelated directors" work in
                                                 the day-to-day operations of
                                                 the Company, or are party to
                                                 any material contracts with
                                                 the Company or personally
                                                 receive any fees from the
                                                 Company other than as
                                                 directors. The Board has
                                                 determined that legal services
                                                 provided by McCarthy Tetrault
                                                 to the Company do not
                                                 interfere with the ability of
                                                 Mr. Girvan, who is a partner
                                                 of such firm, to act in the
                                                 Company's best interests. More
                                                 information about each
                                                 directors can be found in the
                                                 Directors Table on page 4 of
                                                 this Proxy Circular and Proxy
                                                 Statement.

4.  The Board of Directors should appoint a      The Board of Directors as a
    committee of directors responsible for       whole evaluates potential new
    proposing to the full Board of Directors     candidates for the Board of
    new nominees for election to the board       Directors on an ongoing basis
    and for assessing directors on an            in light of opportunities and
    ongoing basis                                risks facing the Company, and
                                                 the competencies, skills and
                                                 personal qualities that are
                                                 desirable to add value to the
                                                 Company. Candidates are
                                                 identified from a number of
                                                 sources including from
                                                 recommendations from the
                                                 Co-Chief Executive Officers
                                                 and other Board members. The
                                                 Board will consider nominees
                                                 recommended by shareholders.
                                                 The names and biographies of
                                                 any such proposed nominees
                                                 should be sent to IMAX
                                                 Corporation, 2525 Speakman
                                                 Drive, Mississauga, Ontario
                                                 L5K 1B1, Attention: Corporate
                                                 Secretary.

5.  Implement a process for assessing the        The Company aligns with this
    effectiveness of the Board of Directors      Guideline. The Company's
    its committees and individual directors      Governance Committee is
                                                 mandated to review and to
                                                 assess the effectiveness of
                                                 the Board, its committees and
                                                 individual directors, and to
                                                 make recommendations for
                                                 improvements.

6.  Provide an orientation and education         The Company aligns with this
    program for new directors                    Guideline. The Company has
                                                 developed and implemented
                                                 orientation materials and
                                                 procedures for new directors.
                                                 In this regard, a Board of
                                                 Directors Manual is provided
                                                 to all new Board members.
                                                 Reports, materials and
                                                 presentations relating to the
                                                 Company's business are
                                                 periodically provided to the
                                                 Board. New directors also have
                                                 access to fellow directors and
                                                 senior management.

TSX CORPORATE GOVERNANCE GUIDELINE                   COMMENTS
--------------------------------------------------------------------------------
7.  Examine board size with a view to            The Company aligns with this
    determining the impact of the number of      Guideline. The Board of
    directors upon board effectiveness and       Directors has considered this
    where appropriate, undertake a program       issue and in 2003 reduced the
    to reduce the number of directors to a       size of the Board from 11 to
    number that will facilitate more             8. The Board is of the view
    effective decision making                    that its current size and
                                                 composition are suited to the
                                                 Company's circumstances and
                                                 allow for the efficient
                                                 functioning of the Board of
                                                 Directors as a decision-
                                                 making body and the
                                                 appropriate staffing of
                                                 committees (in accordance with
                                                 the TSX Guidelines) to which
                                                 active mandates have been
                                                 delegated.

8.  The Board of Directors should review         The Company aligns with this
    compensation of directors in light           Guideline. The mandate of the
    of risks and responsibilities involved       Company's Governance Committee
    being a director                             includes reviewing and
                                                 recommending to the Board of
                                                 Directors proposals for the
                                                 remuneration of directors. See
                                                 "Directors' Compensation"
                                                 on page 16 of this Proxy
                                                 Circular and Proxy Statement.

                                                 The members of the Governance
                                                 Committee are "unrelated"
                                                 directors for the purposes of
                                                 this Guideline. In addition,
                                                 the Board of Directors has
                                                 determined that the members of
                                                 the Governance Committee
                                                 qualify as "independent
                                                 directors", as that expression
                                                 is defined in Rule 4200(a)(15)
                                                 of the Nasdaq Rules.

9.  Committees of the Board of Directors         The Company aligns with this
    should generally be composed of              Guideline. The Company's
    outside (non-management) directors, a        Governance Committee, Audit
    majority of whom are unrelated               Committee and Compensation
                                                 Committee are composed solely
                                                 of outside (non-management)
                                                 directors all of whom are
                                                 "unrelated" in accordance
                                                 with this Guideline.

10. Appoint a committee responsible for          The Company aligns with this
    approach to corporate governance             Guideline. The Governance
    issues and guidelines                        Committee is responsible
                                                 approach to corporate
                                                 governance responsible for the
                                                 Company's. As part of its
                                                 mandate, the Governance
                                                 Committee reviews the Company's
                                                 policies and procedures and the
                                                 Code of Ethics on a periodic
                                                 basis, adopting best practices
                                                 to meet the needs and
                                                 circumstances of the Company.

11. (a) Define limits to management's            The Company aligns with this
    responsibilities by developing mandates      Guideline. The Board has both
    for the Board of Directors                   statutory and regulatory
                                                 duties and standards of care
                                                 in its role of overseeing the
                                                 management and affairs of the
                                                 Company. In addition, the
                                                 Board has duties, including
                                                 contribution to and approval
                                                 of all strategic objectives
                                                 and business plans and all
                                                 significant initiatives
                                                 including acquisitions,
                                                 divestitures, financings and
                                                 capital expenditures. In
                                                 addition, through various
                                                 committees, it oversees the
                                                 development and implementation
                                                 of procedures and controls for
                                                 the management of risk, the
                                                 Company's communication policy
                                                 and the integrity of the
                                                 Company's internal control and
                                                 management systems.

    (b) The Board of Directors should            The Company aligns with this
    approve the  CEO's corporate                 Guideline. The Co-Chief
    objectives                                   Executive Officers' objectives,
                                                 as noted above, are reviewed
                                                 and approved by the full Board
                                                 of Directors, on
                                                 recommendations of the
                                                 Compensation Committee, on an
                                                 annual basis.

12. Establish procedures to ensure the           The Company aligns with this
    Board can function independently             Guideline. The Board meets
    of management                                independently of management on
                                                 a regularly scheduled basis,
                                                 at least quarterly. The Board
                                                 of Directors has assigned
                                                 certain of its responsibilities
                                                 to the Governance Committee
                                                 which is comprised solely of
                                                 directors who are not members
                                                 of management, which ensures
                                                 that the Board of Directors
                                                 fulfills its responsibilities
                                                 under the Company's system of
                                                 corporate governance and has
                                                 established an Audit Committee
                                                 with a specific mandate (see
                                                 item 13 below).

TSX CORPORATE GOVERNANCE GUIDELINE                   COMMENTS
--------------------------------------------------------------------------------
13. (a) Establish an audit committee with a      The Company aligns with this
    specifically defined mandate                 Guideline. The Company has
                                                 established an Audit Committee
                                                 that is mandated to: oversee
                                                 the retention, independence,
                                                 performance and compensation
                                                 of the Company's independent
                                                 auditors and the establishment
                                                 and oversight of the Company's
                                                 systems of internal accounting
                                                 and auditing control. In
                                                 particular, the Audit
                                                 Committee is responsible for
                                                 ensuring that there are
                                                 adequate internal controls
                                                 over accounting and financial
                                                 reporting systems. The Audit
                                                 Committee is permitted and
                                                 encouraged to consult with
                                                 management, internal
                                                 accountants, and the Company's
                                                 independent auditors on
                                                 matters related to the
                                                 preparation of the Company's
                                                 annual and quarterly financial
                                                 status and the internal
                                                 controls, published financial
                                                 statements, accounting
                                                 principles and auditing
                                                 procedures. In addition, the
                                                 Audit Committee must meet
                                                 separately with the Company's
                                                 external auditors without
                                                 management, at least once a
                                                 year and more frequently as
                                                 required, during which the
                                                 Company's financial
                                                 statements, internal controls
                                                 and procedures are discussed.
                                                 In accordance with Nasdaq's
                                                 listing standards, the Company
                                                 has adopted a formal charter
                                                 for the Audit Committee that
                                                 details its mandate, a copy of
                                                 which is available on the
                                                 Company's web-site:
                                                 www.imax.com.

    (b) All members of the Audit Committee       The Company aligns with this
    should be non-management directors           Guideline. All members of
                                                 the Audit Committee are
                                                 non-management directors.

                                                 All of the members of the
                                                 Audit Committee are
                                                 financially literate.

                                                 On the date of the Company's
                                                 2004 Annual General Meeting,
                                                 all of the Audit Committee
                                                 members will be "independent"
                                                 within the meaning of Rule
                                                 4200(a)(15) of the Nasdaq
                                                 Rules, and the composition of
                                                 the Audit Committee will
                                                 satisfy Rule 4350(d)(2) of
                                                 the Nasdaq Rules.

14. Implement a system to enable individual      In performing the Board's or
    directors to engage outside                  individual directors'
    advisors, at the Company's expense           responsibilities, directors
                                                 may, with the authorization
                                                 of the Governance Committee,
                                                 engage outside advisors at
                                                 the Company's expense.

                                  APPENDIX "B"

                                IMAX CORPORATION

         RESOLVED that the Articles of Amalgamation of the Company be amended by deleting Schedules I, 1-A and II thereof and replacing those schedules with the following:

                                   SCHEDULE I

         The Corporation is authorized to issue an unlimited number of Common Shares and an unlimited number of Special Shares, issuable in series. Schedule I-A attached hereto sets forth the rights, privileges, restrictions and conditions of such shares.

                                  SCHEDULE I-A

1.       COMMON SHARES

The rights, privileges, restrictions and conditions attaching to the Common Shares are as follows:

(a) Payment of Dividends: The holders of the Common Shares shall be entitled to receive dividends if, as and when declared by the Board of Directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the Board of Directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or ratably with the holders of the Common Shares, the Board of Directors may in their sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.

(b) Participation upon Liquidation, Dissolution or Winding-Up: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Common Shares shall, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive the assets of the Corporation upon such a distribution in priority to or ratably with the holders of the Common Shares, be entitled to participate ratably in any distribution of the assets of the Corporation.

(c) Voting Rights: The holders of the Common Shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one vote in respect of each Common Share held at all such meetings.

2.       SPECIAL SHARES

The rights, privileges, restrictions and conditions attaching to the Special Shares are as follows:

(a) Series: The Special Shares may at any time or from time to time be issued in one or more series. The Board of Directors of the Corporation may from time to time before the issue thereof fix the number of shares in, and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each series of Special Shares.

(b) Priority: The Special Shares shall be entitled to priority over the Common Shares and all other shares ranking junior to the Special Shares with respect to the payment of dividends and the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

(c) Voting Rights: Except as otherwise provided by law, the holders of the Special Shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. Without limiting the generality of the foregoing, the holders of the Special Shares shall not be entitled to vote separately as a class on any proposal to amend the Articles of the Corporation to:

         (i) increase or decrease any maximum number of authorized Special Shares, or increase any maximum number of authorized shares of a class having rights or privileges equal or superior to the Special Shares; or

         (ii) effect an exchange, reclassification or cancellation of all or part of the Special Shares; or

         (iii) create a new class of shares equal or superior to the Special Shares.

                                   SCHEDULE II

1. The number of directors of the Corporation at any time shall be such number within the minimum and maximum number of directors set forth in the articles of the Corporation as is determined from time to time by resolution of the directors in light of the Corporation's contractual obligations in effect from time to time.

2. Subject to the Canada Business Corporations Act and the Corporation's contractual obligations then in effect, the directors may fill any vacancies among the directors, whether arising due to an increase in the number of directors within the minimum and maximum number of directors set forth in the articles of the Corporation or otherwise.

3. The directors shall be divided into three classes and for a term of three years. In any election or appointment of a director to fill a vacancy created by any director ceasing to hold office, the election or appointment shall be for the unexpired term of the director who has ceased to hold office. If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors in such a manner as will maintain or attain, to the extent possible, an equal number of directors in each class of directors. If such equality is not possible, the increase or decrease shall be apportioned among the classes of directors in such a manner that the difference in the number of directors in any two classes shall not exceed one.

4. Meetings of shareholders may be held in New York, New York; Los Angeles, California; Chicago, Illinois; Houston, Texas; Philadelphia, Pennsylvania; San Diego, California; Dallas, Texas; Phoenix, Arizona; Detroit, Michigan; San Antonio, Texas and Washington, DC; or in any place in Canada that the directors from time to time determine.

                                  APPENDIX "C"

                                IMAX CORPORATION

         RESOLVED that By-Law No. 1 of the Corporation be repealed and replaced with the following:

                                  BY-LAW NO. 1

         A by-law regulating generally the transaction of the business and affairs of IMAX Corporation.

                                    SECTION 1

                                 INTERPRETATION

1.1 DEFINITIONS. In this by-law, which may be cited as the By-law, unless the context otherwise requires:

         "Act" means the Canada Business Corporations Act, R.S.C. 1985, C. 44 and any statute that may be substituted therefor, as from time to time amended;

         "Articles" includes the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement and articles of revival of the Corporation;

         "Board" means the Board of Directors of the Corporation;

         "Corporation" means IMAX Corporation;

         "meeting of shareholders" means any meeting of shareholders including an annual meeting and a special meeting;

         "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);

         "recorded address" means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are two or more; and in the case of a director, officer or auditor, his latest address as recorded in the records of the Corporation.

1.2 CONSTRUCTION. Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein; and words importing the singular include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, executors, administrators, legal representatives, and unincorporated organizations and any number or aggregate of persons.

                                    SECTION 2

                            MEETINGS OF SHAREHOLDERS

2.1 MEETINGS OF SHAREHOLDERS. The annual meeting of shareholders shall be held in each year on a date to be determined by the Board. The Board, one of the Co-Chairmen or the Chairman if there is only one, a Vice-Chairman, one of the Co-Chief Executive Officers, or the Chief Executive Officer if there is only one, may call a special meeting of shareholders, at any time, provided however, that one of the Co-Chief Executive Officers or the Chief Executive Officer if there is only one, shall have approved the date, time and agenda for such meeting.

2.2 CHAIRMAN, SECRETARY AND SCRUTINEERS. The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers who is present at the meeting: one of the Co-Chief Executive Officers or the Chief Executive Officer if there is only one, one of the Co-Chairmen or the Chairman if there is only one, a Vice-Chairman or a Vice-President who is a director of the Corporation. If no such officer is present within fifteen minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to act as chairman. The secretary of any meeting of shareholders shall be the Secretary of the Corporation. If the Secretary is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. The chairman may appoint one or more persons who need not be shareholders to act as scrutineers at the meeting.

2.3 PERSONS ENTITLED TO BE PRESENT. The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors, the auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles to be present. Any other person may be admitted with the consent of the meeting or of the chairman of the meeting.

2.4 QUORUM. Except as otherwise provided in the Articles, a quorum for the transaction of business at any meeting of shareholders shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder for such a shareholder and together holding or representing by proxy not less than 33-1/3% of the outstanding shares of the Corporation entitled to be voted at the meeting.

2.5 PROCEDURES AT MEETINGS. The Board may determine the procedures to be followed at any meeting of shareholders including, without limitation, the rules of order. Subject to the foregoing, the chairman of a meeting may determine the procedures of the meeting in all respects.


                                    SECTION 3

                                    DIRECTORS

3.1 NUMBER OF DIRECTORS; FILLING VACANCIES. Subject to the Act and the Articles and the contractual obligations of the Corporation then in effect, the number of directors of the Corporation may be fixed from time to time by resolution of the Board, and any vacancies on the Board, whether arising due to an increase in the number of directors or otherwise, may be filled by the Board.

3.2 TERM OF OFFICE. Subject to Section 3.3 hereof, each director shall be elected for a term as provided in the Articles.

3.3 QUALIFICATION OF DIRECTORS. In addition to the disqualifications provided for in the Act, a director who is a salaried officer of the Corporation other than any of the Co-Chief Executive Officers or the Chief Executive Officer if there is only one, any of the Co-Chairmen or the Chairman if there is only one, or a Vice-Chairman, shall cease to hold office as a director when he ceases to be a salaried officer of the Corporation.

3.4 QUORUM. A majority of the directors holding office at any particular time shall constitute a quorum of the Board.

3.5 MEETING FOLLOWING ANNUAL MEETING. The Board shall meet without notice as soon as practicable after each annual meeting of shareholders to transact such business as may come before the meeting and to appoint by election:

                  (1)      the Chairman or one or more Co-Chairmen;

                  (2)      one or more Vice-Chairmen;

                  (3) the Chief Executive Officer or one or more Co-Chief Executive Officers;

                  (4)      the Secretary;

                  (5)      one or more Vice-Presidents; and

                  (6)      such other officers as the Board chooses to appoint.

         Each of the officers appointed by the Board, whether at the meeting of the Board after the annual meeting of shareholders or at any other meeting shall perform such duties and have such powers as are customarily performed and held by such officers, subject to any limitations or specific duties required to be performed or specific powers bestowed by the Board from time to time.

3.6 OTHER MEETINGS OF THE BOARD. Meetings of the board shall be held from time to time at a date, time and place determined by one of the Co-Chairmen, or the Chairman if there is only one, a Vice-Chairman or a majority of the directors, provided however, that other than for regular quarterly meetings of the board and the meeting following the annual meeting of shareholders, and one of the Co-Chief Executive Officers or the Chief Executive Officer if there is only one shall have approved the date, time and agenda for such meeting.

3.7 NOTICE OF MEETING. Notice of the time and place of each meeting of the Board requiring notice shall be given to each director not less than forty-eight (48) hours before the time at which the meeting is to be held.

3.8 CHAIRMAN. The chairman of any meeting of the Board shall be the first mentioned of such of the following officers who is present at the meeting: one of the Co-Chairmen or the Chairman if there is only one, one of the Co-Chief Executive Officers or the Chief Executive Officer if there is only one, a Vice-Chairman or a Vice-President who is a director of the Corporation. If no such officer is present, the directors present shall choose one of their number to act as chairman.

3.9 VOTES TO GOVERN. Subject to the Articles and this by-law at all meetings of the Board, every question shall be decided by a majority of the votes cast. The chairman of any meeting may vote as a director and, in the event of an equality of votes, the chairman shall not be entitled to a second or casting vote.

3.10 REMUNERATION. No director who is a salaried officer of the Corporation shall be entitled to any remuneration for the performance of his duties as a director. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his being a director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

3.11 INTEREST OF DIRECTORS AND OFFICERS GENERALLY IN CONTRACTS. No director or officer shall be disqualified by his office from contracting with the Corporation nor shall any contract or arrangement entered into by or on behalf of the Corporation with any director or officer or in which any director or officer is in any way interested be liable to be voided nor shall any director or officer so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason of such director or officer holding that office or of the fiduciary relationship thereby established; provided that the director or officer shall have complied with the provisions of the Act.


                                    SECTION 4

                                   COMMITTEES

4.1 COMMITTEES. The Board shall, from time to time, appoint members of an Audit Committee, a Compensation Committee and a Governance Committee and such additional committees as it deems necessary and, subject to the Act, delegate to the committees such powers of the Board and assign to the committees such duties, as the Board considers appropriate.

4.2 COMPOSITION OF COMMITTEES. To the extent required by regulatory requirements applicable to the Corporation, at least a majority of the members of the Audit and Compensation Committees shall be directors who are independent directors for the purposes of such regulatory requirements applicable to the Corporation. Subject to the foregoing, the composition of each committee shall have been proposed to the Board by one of the Co-Chief Executive Officers or the Chief Executive Officer if there is only one.

4.3 OPERATION OF COMMITTEES. In the case of each committee, a majority of members holding office at any particular time shall constitute a quorum for the transaction of business at that time. The Board shall appoint a chairman of each committee. Each committee shall meet at the call of its chairman, on not less than forty-eight (48) hours notice to each member of the committee before the time at which the meeting is to be held. All acts or proceedings of any committee shall be reported to the Board at or before the next meeting thereof.


                                    SECTION 5

                           THE TRANSACTION OF BUSINESS

5.1 EXECUTION OF INSTRUMENTS. Contracts, documents or instruments in writing requiring execution by the Corporation shall be signed by any two officers or directors, and all contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board is authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation to sign and deliver either contracts, documents or instruments in writing generally or to sign either manually or by facsimile signature and deliver specific contracts, documents or instruments in writing. The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, charges, conveyances, powers of attorney, transfers and assignments of property of all kinds including specifically but without limitation transfers and assignments of shares, warrants, bonds, debentures or other securities and all paper writings.

5.2 BANKING ARRANGEMENTS. The banking business of the Corporation, or any part thereof, shall be transacted with such banks, trust companies or other financial institutions as the board may designate, appoint or authorize from time to time by resolution and all such banking business, or any part thereof, shall be transacted on the Corporation's behalf by such one or more officers and/or other persons as the board may designate, direct or authorize from time to time by resolution and to the extent therein provided.


                                    SECTION 6

                                    DIVIDENDS

6.1 DIVIDENDS. The Board may from time to time declare dividends payable to shareholders according to their respective rights.

6.2 DIVIDEND PAYMENT. A dividend payable in money may be paid by cheque drawn on the Corporation's bankers, or one of them, to the order of each registered holder of shares of a class or series in respect of which the dividend has been declared, and mailed by prepaid ordinary mail to such registered holder at his recorded address. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The Corporation may pay a dividend by cheque to a registered holder or to joint holders other than in the manner herein set out, if the registered holder or joint holders so request.

6.3 IDEM. The Corporation may, when so directed by a registered holder of a share in respect of which a dividend in money has been declared, pay the dividend in the manner so directed.

6.4 NON-RECEIPT OR LOSS OF DIVIDEND CHEQUES. In the event of non-receipt or loss of any dividend cheque by the person to whom it is sent, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt or loss and of entitlement as the Board or the Vice-President in charge of finance may from time to time prescribe, whether generally or in a particular case.

                                    SECTION 7

                      PROTECTION OF DIRECTORS AND OFFICERS

7.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives to the extent permitted by the Act.

7.2 INDEMNITY OF OTHERS. Except as otherwise required by the Act and subject to paragraph 7.1, the Corporation may from time to time indemnify and save harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another body corporate, partnership, joint venture, trust or other enterprise, against expenses (including legal fees), judgments, fines and any amount actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his conduct was lawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not, of itself, create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had no reasonable grounds for believing that his conduct was lawful.

7.3 RIGHT OF INDEMNITY NOT EXCLUSIVE. The provisions for indemnification contained in the by-laws of the Corporation shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and legal representatives of such a person.

7.4 NO LIABILITY OF DIRECTORS OR OFFICERS FOR CERTAIN MATTERS. To the extent permitted by law, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or body corporate with whom or which any moneys, securities or other assets belonging to the Corporation shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to act honestly and in good faith with a view to the best interests of the Corporation and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his being a director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

                                    SECTION 8

                                  MISCELLANEOUS

8.1 OMISSIONS AND ERRORS. The accidental omission to give any notice to any shareholder, officer or auditor or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting to which the notice related.

8.2 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW. Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, becomes entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register.

8.3 WAIVER OF NOTICE. A shareholder, proxyholder, director, officer or auditor may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles or otherwise and such waiver or abridgment, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default or defect in the giving or in the time of such notice, as the case may be. Any such waiver or abridgment shall be in writing except a waiver of notice of a meeting of shareholders or of the Board or of a committee of the Board which may be given in any manner.

8.4 INVALIDITY OF ANY PROVISIONS OF THIS BY-LAW. The invalidity or unenforceability of any provision of this by-law shall not affect the validity or enforceability of the remaining provisions of this by-law.

                                    SECTION 9

                                     REPEAL

9.1 REPEAL. By-Law No. 1 of the Corporation adopted and confirmed by the shareholders of the Corporation on June 7, 1999 is repealed on the coming into force of this by-law. Such repeal shall not affect the previous operation of any by-law of the Corporation or its predecessors or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to such by-law prior to its repeal. All officers and persons acting under the by-law so repealed shall continue to act as if appointed by the directors under the provisions of this by-law or the Act until their successors are appointed.

                                 [IMAX(R) LOGO]

                                                                IMAX CORPORATION
                                                                2525 Speakman
                                                                Drive
                                                                Mississauga,
[IMAX(R) LOGO]                                                  Ontario, Canada,
FORM OF PROXY                                                   L5K 1B1

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF IMAX CORPORATION (THE "COMPANY") TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT IMAX CORPORATION'S CORPORATE HEADQUARTERS AND TECHNOLOGY CENTER, 2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, ON THURSDAY, JUNE 3, 2004 AT 10:30 A.M., AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING.

The undersigned common shareholder of IMAX Corporation (the "Company") hereby appoints Bradley J. Wechsler, failing whom, Richard L. Gelfond, failing whom, Robert D. Lister, failing whom, G. Mary Ruby, or instead of the foregoing,___________________as the proxyholder of the undersigned to attend and act for and on behalf of the undersigned at the Annual and Special Meeting of Shareholders of the Company to be held on June 3, 2004, and at any adjournments thereof, to the same extent and with the same power as if the undersigned were present in person thereat and with the authority to vote and act in the said proxyholder's discretion with respect to amendments or variations to matters referred to in the Notice of Annual and Special Meeting and with respect to other matters which may properly come before the Meeting.

The said proxyholder is specifically directed to vote or withhold from voting the shares registered in the name of the undersigned as indicated below:

(1) In respect of the election of the nominees for directors of the Company listed below:

         VOTE    [  ]  FOR           [  ]  WITHHOLD FROM VOTING
         Richard L. Gelfond

         VOTE    [  ]  FOR           [  ]  WITHHOLD FROM VOTING
         Bradley J. Wechsler

         VOTE    [  ]  FOR           [  ]  WITHHOLD FROM VOTING
         Kenneth G. Copland

(2) In respect of the appointment of PricewaterhouseCoopers LLP as auditors of the Company and authorizing the directors to fix their remuneration.

         VOTE    [  ]  FOR           [  ]  WITHHOLD FROM VOTING

(3) In respect of the special resolution set forth in Appendix "B" to the Proxy Circular and Proxy Statement to approve certain amendments to the Articles of Amalgamation of the Company.

         VOTE    [  ]  FOR           [  ]  AGAINST

(4) In respect of the ordinary resolution set forth in Appendix "C" to the Proxy Circular and Proxy Statement to approve certain amendments to By-Law No. 1 of the Company.

         VOTE    [  ]  FOR           [  ]  AGAINST


Date: _________________, 2004

________________________________________________________
(Print name of Registered Holder of Common Shares)

________________________________________________________
(Signature of Registered Holder or Authorized Signatory)

Notes:

(1) YOU HAVE THE RIGHT TO APPOINT A PERSON OTHER THAN THE MANAGEMENT NOMINEES TO ATTEND AND ACT FOR YOU AT THE MEETING. SUCH PERSON NEED NOT BE A SHAREHOLDER OF THE COMPANY. In such case, please delete the names of Messrs. Wechsler, Gelfond, Lister and Ms. Ruby as your Proxy nominee and insert the name of the desired person in the blank space provided for this purpose.

(2) If the Proxy is not dated in the space provided for this purpose, it will be deemed to bear the date on which it was mailed by the Company.

(3) To be valid, this Proxy must be dated and signed by yourself, as the registered holder of Common Shares, or as a person named as a Proxy nominee in respect of this Meeting in an omnibus proxy containing a power of substitution pursuant to applicable securities laws, or your attorney. If the registered holder or the person named in an omnibus proxy is a corporation, this Proxy must be signed by an authorized officer or attorney of such corporation.

(4) For the purpose of voting by proxy, proxies marked as "WITHHOLD" will be treated as present for the purpose of determining a quorum but will not be counted as having been voted in respect of any matter to which the instruction to "WITHHOLD" is indicated.

(5) On any ballot that may be called for regarding the matters listed in the Notice of Annual and Special Meeting and in this Proxy, the Common Shares represented by the Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon by marking an "X" in the boxes provided for the purpose on the Proxy. IN THE ABSENCE OF SUCH INSTRUCTIONS THE SHARES WILL BE VOTED FOR (I) THE ELECTION OF DIRECTORS; (II) THE APPOINTMENT OF AUDITORS AND AUTHORIZING THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION; (III) THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE ARTICLES OF AMALGAMATION OF THE COMPANY AND
     (IV) THE APPROVAL OF THE PROPOSED AMENDMENTS TO BY-LAW NO. 1 OF THE COMPANY, IN EACH CASE, AS REFERRED TO IN THE PROXY CIRCULAR AND PROXY STATEMENT.